UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08243

Direxion Funds
(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 35th Floor New York , NY			10019
(Address of principal executive offices)			(Zip code)

1301 Avenue of the Americas (6th Ave.), 35th Floor New York , NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		646-572-3390

Date of fiscal year end:	August 31, 2014

Date of reporting period:	August 31, 2014

Item 1. Report to Stockholders.

DIREXION FUNDS

ANNUAL REPORT AUGUST 31, 2014

1301 Avenue of the Americas (6th Ave.), 35th Floor  New York, New York 10019  www.direxioninvestments.com

BULL FUNDS	BEAR FUNDS

DOMESTIC EQUITY INDEX FUNDS

Direxion Monthly NASDAQ-100® Bull 2X Fund (DXQLX)
Direxion Monthly S&P 500® Bull 2X Fund (DXSLX)	Direxion Monthly S&P 500® Bear 2X Fund (DXSSX)
Direxion Monthly Small Cap Bull 2X Fund (DXRLX)	Direxion Monthly Small Cap Bear 2X Fund (DXRSX)

FIXED INCOME FUNDS

Direxion Monthly 7-10 Year Treasury Bull 2X Fund (DXKLX)	Direxion Monthly 7-10 Year Treasury Bear 2X Fund (DXKSX)
Direxion Dynamic HY Bond Fund (PDHYX)

INTERNATIONAL FUNDS

Direxion Monthly China Bull 2X Fund (DXHLX)

Direxion Monthly Emerging Markets Bull 2X Fund (DXELX)

Direxion Monthly Latin America Bull 2X Fund (DXZLX)

SPECIALTY FUNDS

Direxion Monthly Natural Resources Bull 2X Fund (DXCLX)

(Formerly Direxion Monthly Commodity Bull 2X Fund)

Table of Contents

Letter to Shareholders	4
Performance Summary	12
Expense Example	24
Expense Example Table	25
Allocation of Portfolio Holdings	26
Schedules of Investments	27
Statements of Assets and Liabilities	39
Statements of Operations	43
Statements of Changes in Net Assets	47
Financial Highlights	54
Notes to the Financial Statements	56
Report of Independent Registered Public Accounting Firm	72
Supplemental Information	73
Investment Advisory Agreement Approvals (Unaudited)	74
Trustees and Officers	77

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LETTER TO SHAREHOLDERS

Dear Shareholders,

This Annual Report for the Direxion Funds leveraged index and high yield mutual funds (the "Funds") covers the period from September 1, 2013 to August 31, 2014 (the "Annual Period").

Fund Operational Review:

Except for the Direxion Dynamic HY Bond Fund, the Funds are leveraged and seek to provide a calendar month return of 200% or -200% of the calendar month performance of a particular benchmark ("Leveraged Funds"). The term "calendar month" refers to the period from the close of the markets on the last business day of a given calendar month, until the close of the markets on the last business day of the subsequent calendar month. The Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index. If a Fund's shares are held through the end of a calendar month or months, the Fund's performance is likely to deviate from the multiple of the benchmark performance for the longer period. Similarly, the return for investors investing for periods less than a calendar month, or for a period different than the calendar month, will likely deviate from the multiple of the benchmark performance for such shorter periods. The Funds are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking calendar month leverage investment results and intend to actively monitor and manage their investments.

The Funds with the word "Bull" in their name attempt to provide investment results that correlate to 200% of the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark. The Funds with the word "Bear" in its name attempts to provide investment results that correlate to -200% of the return of an index or benchmark, meaning that a Bear Fund attempts to move in the opposite or inverse direction of the target index or benchmark.

In seeking to achieve each Leveraged Fund's calendar month investment objective, Rafferty Asset Management ("Rafferty" or the "Adviser") uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs. Rafferty relies upon a pre-determined model to generate orders resulting in repositioning each Fund's investments in accordance with its calendar month investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions it believes in combination should produce calendar month returns consistent with a Fund's objective. As a consequence, if a Leveraged Fund is performing as designed, the return of the index or benchmark will dictate the return for that Fund. Each Leveraged Fund pursues its investment objective regardless of market conditions and does not take defensive positions.

Each Leveraged Fund has a clearly articulated goal which requires the Fund to seek economic exposure in excess of its net assets. To meet its objectives, each Leveraged Fund invests in some combination of financial instruments so it generates economic exposure consistent with the Fund's investment objective. Financial instruments may include ETFs, stock index futures contracts, options on securities and stock indices and swap agreements. Each Leveraged Fund invests significantly in swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund.

The Funds may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Additionally, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the Funds to

DIREXION ANNUAL REPORT

additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

The discussion below relates to the performance of the Funds for their respective Period. The Leveraged Funds seek to provide calendar month returns which are a multiple – positive or negative – of the calendar month performance of a particular benchmark. The performance of the Leveraged Funds for their respective Period is important for understanding whether these Funds meet their investment goals. A Leveraged Fund meeting its calendar month investment objective should have performance for the Period similar to the performance indicated by models based on the calendar month returns of the relevant benchmark for the Period. Direxion maintains models indicating the expected performance of each Fund in light of the path of the relevant benchmark. The models, and a description of how they work, are available on the Direxion website (www.direxioninvestments.com) under Tools/Tracking Center. The models do not take into account the size of a Fund, the Fund's expense ratio or any transaction fees associated with creating a Fund's portfolio. A brief comparison of the actual returns versus the expected returns for each of the Funds in this Annual Report follows.

Fund Performance Review:

The Direxion Monthly NASDAQ-100® Bull 2X Fund sought to provide 200% of the calendar month return of the NASDAQ-100® Index. The NASDAQ-100® Index is a capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the NASDAQ National Market®. All companies listed on the index have an average daily trading volume of at least 200,000 shares. For the Annual Period, The NASDAQ-100® Index returned 32.82%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Fund. The Direxion Monthly NASDAQ-100® Bull 2X Fund returned 74.98%, while the model indicated an expected return of 78.34%.

The Direxion Monthly S&P 500® Bull 2X Fund and the Direxion Monthly S&P 500® Bear 2X Fund sought to provide 200% and -200% of the calendar month return of the S&P 500® Index, respectively. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the 500 stocks comprising the Index on the basis of market values and industry diversification. Most of the stocks in the Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange. The companies included in the index have an average market capitalization of more than $37.60 billion dollars and a median market capitalization of $18.14 billion dollars as of June 30, 2014. For the Annual Period, the S&P 500® Index returned 25.25%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the Index alone should not generate expectations of performance of the Funds. The Direxion Monthly S&P 500® Bull 2X Fund returned 52.45%, while the model indicated an expected return of 55.15%. The Direxion Monthly S&P 500® Bear 2X Fund returned -39.23%, while the model indicated an expected return of -38.29%.

The Direxion Monthly Small Cap Bull 2X Fund and the Direxion Monthly Small Cap Bear 2X Fund sought to provide 200% and -200% of the calendar month return of the Russell 2000® Index. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The companies included in the index have an average market capitalization of more than $1.06 billion dollars and a median market capitalization of $750.19 million dollars as of June 30, 2014. For the Annual Period, the Russell 2000® Index returned 17.68%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Funds. The Direxion Monthly Small Cap Bull 2X Fund returned 34.56%, while the model indicated an expected return of 35.77%. The Direxion Monthly Small Cap Bear 2X Fund returned -34.00%, while the model indicated an expected return of -32.10%.

The Direxion Monthly 7-10 Year Treasury Bull 2X Fund and the Direxion Monthly 7-10 Year Treasury Bear 2X Fund sought to provide 200% and -200% of the calendar month return of the NYSE Current 7-10 Year Treasury Bond Index. The NYSE

DIREXION ANNUAL REPORT

Current 7-10 Year Treasury Bond Index (AXSVTN) is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The index constituent bonds are weighted by their relative amounts outstanding. For the Annual Period, the NYSE Current 7-10 Year Treasury Bond Index returned 6.34%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Funds. The Direxion Monthly 7-10 Year Treasury Bull 2X Fund returned 11.97%, while the model indicated an expected return of 12.81%. The Direxion Monthly 7-10 Year Treasury Bear 2X Fund returned -14.98%, while the model indicated an expected return of -12.23%.

The Direxion Dynamic HY Bond Fund sought to maximize total return (income plus capital appreciation) by investing primarily in debt instruments with an emphasis on lower-quality debt. The Fund utilizes investments in high yield Exchange Traded Funds (ETFs) as a means of obtaining liquid exposure to the domestic high yield debt market, and retains the flexibility to invest in physical bonds as well as derivatives and financial instruments linked to lower rated fixed income securities. Typically, the Fund will have 85-100% of the portfolio invested in such high yield ETFs. The Direxion Dynamic HY Bond Fund returned 9.83% during the period. The High Yield market continued to push higher throughout the Annual Period with light volatility. In July of 2014, there was a brief moment in Equity and High Yield bond divergence, as the S&P 500 continued to make new highs as High Yield bond prices fell. High Yield bonds outperformed longer-term government-backed securities throughout most of the Annual Period, but yields continued to fall through the end of August, and pushed government-backed securities higher than their High Yield counterparts. Despite this, High Yield finished the Annual Period on a positive note, and was one of the strongest performing sectors in August 2014.

The Direxion Monthly China Bull 2X Fund sought to provide 200% of the calendar month return of the FTSE China 25 Index. The FTSE China 25 Index consists of 25 of the largest and most liquid companies available to international investors traded on the Hong Kong Stock Exchange. The Index is weighted based on the total market value of each company so that companies with higher total market values generally have a higher representation in the Index. For the Annual Period, the FTSE China 25 Index returned 19.35%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Monthly China Bull 2X Fund returned 32.21%, while the model indicated an expected return of 33.27%.

The Direxion Monthly Emerging Markets Bull 2X Fund sought to provide 200% of the calendar month return of the MSCI Emerging Markets IndexSM. The MSCI Emerging Markets IndexSM is a free float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 30, 2014 the Index consisted of the following 25 emerging market country indices: Australia, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine and United States. For the Annual Period, the MSCI Emerging Markets IndexSM returned 17.03%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Monthly Emerging Markets Bull 2X Fund returned 36.70%, while the model indicated an expected return of 42.21%. Variance from the model may be due to both operating costs and index volatility.

The Direxion Monthly Latin America Bull 2X Fund sought to provide 200% of the calendar month return of the S&P® Latin America 40 Index. The S&P® Latin America 40 Index includes highly liquid securities from major economic sectors of the Mexican and South American equity markets. Companies from Mexico, Brazil, Chile, and Peru are represented in this index. Representing approximately 70% of each country's market capitalization, this index provides coverage of the large cap, liquid constituents of each key country in Latin America. The Latin America Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Direxion Funds. The index constituents are leading, large, liquid companies from the Latin American markets with an average market capitalization of $27.08 billion and a median market capitalization of $15.04 billion as of June 30, 2014. For the Annual Period, the S&P® Latin America 40 Index returned 25.85%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the Index alone should not generate expectations of performance of the Fund. The Direxion Monthly Latin America Bull 2X Fund returned 44.44%, while the

DIREXION ANNUAL REPORT

model indicated an expected return of 51.23%. Variance from the model may be due to both operating costs and index volatility.

The Direxion Monthly Commodity Bull 2X Fund sought to provide 200% of the calendar month return of the Morgan Stanley® Commodity Related Equity Index from September 1, 2013 through July 6, 2014. The Morgan Stanley® Commodity Related Equity Index is an equal-dollar weighted index of 20 stocks involved in commodity-related industries such as energy, non-ferrous metals, agriculture and forest products. For the stated period, the Morgan Stanley® Commodity Related Equity Index returned -1.34%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Monthly Commodity Bull 2X Fund returned -1.37%, while the model indicated an expected return of -2.87%.

From July 7, 2014 through August 31, 2014 the Direxion Monthly Natural Resources Bull 2X Fund sought to provide 200% of the calendar month return of the S&P North American Natural Resources Sector Index. The S&P North American Natural Resources Sector Index is a modified-capitalization weighted equity index containing U.S. traded stocks of natural resource related companies in the United States and Canada. The stocks are selected from a universe of U.S. traded stocks that are classified under the GICS® energy and materials sectors, excluding stocks in the chemical and steel sub-industry. The stocks must have a market capitalization above $2.4 billion to be included in the Index. The Index rebalances semi-annually, in June and December. As of June 30, 2014, there were 139 index constituents with a median market capitalization of $6.81 billion. For the stated period, the S&P North American Natural Resources Sector Index returned 25.22%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Monthly Natural Resources Bull 2X Fund returned 52.24%, while the model indicated an expected return of 55.00%.

Factors Affecting Fund Performance:

Benchmark Performance: The calendar month performance of each Fund's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving Fund performance. Given the calendar month goals, the series of calendar month index returns are most important. The market conditions affecting the benchmark indexes during the past year are described below.

Leverage: Each Fund seeks calendar month investment results (before fees and expenses) of either 200% (for the Bull Funds) or -200% (for the Bear Funds) of the performance of its respective underlying index. The use of leverage magnifies a Fund's gains or losses and increases the investment's risk and volatility.

Volatility and Compounding: The goal of leveraged funds is to provide a multiple of the calendar month returns of an underlying index. Over periods longer or shorter than a calendar month, a Fund should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding – a universal mathematical concept applying to all investments – returns of the Funds over longer periods will differ from the Fund's calendar month stated goal. Periods of high-volatility lacking a clear trend hurt a Fund's performance, while trending low-volatility markets enhance a Fund's performance.

Cost of Financing: In order to attain leveraged exposure, a Bull Fund incurs a cost of LIBOR1 plus a spread, and a Bear Fund receives LIBOR minus a spread as applied to the borrowed portion of the Fund's exposure. Financing costs create a drag on a Bull Fund's performance. Because LIBOR is very low, a Bear Fund receives a negligible amount of financing, or in the case of hard-to-borrow shares, might pay to finance its short position.

Equity Dividends: A Bull Fund's performance is positively impacted by equity and index dividends, as the Funds receive those payments. A Bear Fund's performance is negatively impacted, as they are obligated to pay the dividends.

1  London Inter-Bank Offer Rate. The interest rate that the banks charge each other for loans (usually in Eurodollars). This rate is applicable to the short-term international interbank market, and applies to very large loans borrowed for anywhere from one day to five years.

DIREXION ANNUAL REPORT

Fees, Expenses, and Transaction Costs: Fees and expenses are listed in each Fund's prospectus and may be larger than many traditional index funds' fees, causing a greater negative impact on Fund performance. Transactions costs are not included in the expense ratio of the Funds. Transaction costs can be higher due to the Fund's use of leverage, significant purchase and redemption activity by Fund shareholders; or trading securities that are comparatively less liquid.

Market Conditions Affecting Fund Performance:

A general review of economic conditions, market events and index performance for the period is described below.

Index Performance:

Over the Annual Period, Rafferty managed Funds of four different categories of indexes – broad market, international, commodity/natural resources and fixed income.

Rafferty managed five Funds benchmarked to broad market equity indexes; the index returns for the Annual Period are below. Equity markets enjoyed record setting gains during the Annual Period, with the S&P 500® Index appreciating 25.25%. A strengthened U.S. Economy and more clarity regarding Federal Reserve fiscal policy resulted in a strong Q4 2013. Markets overcame a U.S. debt limit-related pullback in the month of October 2013, resulting from a geopolitical selloff due to strained U.S.-Russia relations over the situation in Ukraine. Jobless claims and payroll data continued to bolster Equity market performance into February and beyond. Coming into earnings season, April saw increased volatility amid concerns that stock valuations had outpaced themselves. Into Q3 2014, investors were rewarded with two months of positive Equity returns. Into the Period end, concerns over international credit markets became the driving force behind a correction occurring in early August, while Equity markets bounced back to finish strong into the end of August on eased tensions with Russia over Ukraine.

NASDAQ-100® Index	32.82%
S&P 500® Index	25.25%
Russell 2000® Index	17.68%

Rafferty managed two Funds benchmarked to a fixed income index; the index returns for the Annual Period are below. The Federal Reserve continued tapering their Quantitative Easing policy throughout the Annual Period, reducing monthly fixed-income purchases by $10 Billion in each meeting from January to July. In January, the Federal Open Market Committee reaffirmed their view that a highly accommodative stance of monetary policy would remain appropriate for a considerable amount of time, and left the Targeted Federal Funds rate between 0 and 0.25%. The U.S. Government 10-Year Yield rose from 2.55% on October 31, 2013 to a high of 3.05% on January 1, 2014, but was followed by a drop to 2.34% by the end of August, 2014. In their July 30th press release the Federal Open Market Committee expressed a belief that longer-term inflation expectations remained stable, and reaffirmed their 2% inflation target.

NYSE Current 7-10 Year Treasury Bond Index	6.34%

Rafferty managed three Funds benchmarked to an international index; the index returns for the Annual Period are below. Despite significant geopolitical tensions, Emerging Market stocks held up through the Annual Period. Increased volatility coincided with a sharp sell-off in the market due to fluctuations in Emerging Market currencies, which came as a result over concerns on Federal Reserve tapering and its perceived effect on Emerging Market economies. Expectations for the first Federal Reserve's first rate hike have been pushed up from September 2015 to June 2015, coinciding with improving U.S. economic data.

FTSE China 25 Index	19.35%
MSCI Emerging Markets IndexSM	17.03%
S&P® Latin America 40 Index	25.85%

DIREXION ANNUAL REPORT

Rafferty managed one Fund benchmarked to a commodities/natural resources index; the index returns for the Annual Period are below. Potential economic slowdown in China was the main driver in Commodities prices during the Annual Period. Despite this, Commodities held up nicely and experienced a strong increase over the course of the Annual Period. Performance in the Commodity space was choppy during the end of 2013, as the sector finished the year just off its highs in late October. Following a relatively sharp sell-off in January of 2014, Commodities climbed steadily through the winter months and trended higher substantially through June. Commodities peaked for the year in late June, before beginning a slide that ended in late August, and again ticking higher to close out the Annual Period.

Morgan Stanley® Commodity Related Equity Index	-1.34%[1]
S&P North American Natural Resources Sector Index	25.22%[2]

Index Volatility:

Volatility declined drastically during the Annual Period, with the VIX Index falling by 29.57%. While the year-over-year decline in volatility was substantial, there were periods in which the market experienced sudden surges. The first of which was in early October of 2013, as the VIX Index jumped significantly to over 20, before retreating and stabilizing again around 13. In late January and early February of 2014, volatility experienced its most drastic increase of the year, with the VIX jumping to 21.44, proving to be the high point of the Annual Period. The VIX ultimately retreated and remained range-bound before spiking again mid-summer on geopolitical fears stemming from the crisis in Ukraine. Lower volatility positively impacts a Fund's performance as described in the previous section. The volatility of each Index used as a benchmark for the Funds is below:

Benchmark	One-Year Return	Annualized Volatility
NASDAQ-100® Index	32.82%	12.68%
S&P 500® Index	25.25%	10.25%
Russell 2000® Index	17.68%	15.01%
NYSE Current 7-10 Year Treasury Bond Index	6.34%	4.84%
FTSE China 25 Index	19.35%	19.61%
MSCI Emerging Markets IndexSM	17.03%	16.70%
S&P® Latin America 40 Index	25.85%	17.78%
Morgan Stanley® Commodity Related Equity Index	-1.34%[1]	13.16%[1]
S&P North American Natural Resources Sector Index	25.22%[2]	12.29%[2]

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Regards,

Eric Falkeis	Patrick Rudnick
Principal Executive Officer	Principal Financial Officer

1  September 1, 2013 through July 6, 2014

2  July 7, 2014 through August 31, 2014

DIREXION ANNUAL REPORT

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call toll-free, 1.800.851.0511, or visit www.direxioninvestments.com.

An investment in the Funds involves risk, including the possible loss of principal. The Funds are non-diversified and include risks associated with concentration risk which results from the Funds' investments in a particular industry or sector and can increase volatility over time. Active and frequent trading associated with a regular rebalance of the fund can cause the price to fluctuate, therefore impacting its performance compared to other investment vehicles. The Funds are leveraged and include risks associated with being leveraged which include the potential to create a greater negative return had the Fund not employed leverage. For other risks including correlation, compounding, market volatility and specific risks regarding each sector, please read the prospectus. An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment. There is no guarantee the Funds will achieve their objective. Investing in funds that track an index may be more volatile than investing in broadly diversified funds. The use of leverage by the Funds means the Funds are riskier than alternatives which do not use leverage.

An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1.800.851.0511 or visit www.direxioninvestments.com. The prospectus should be read carefully before investing.

The views in this report were those of the Adviser as of August 31, 2014 and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The total annual fund operating expense ratios of the Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, Direxion Monthly China Bull 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly Latin America Bull 2X Fund, Direxion Monthly Natural Resources Bull 2X Fund, are 1.35%, respectively. The total annual fund operating expense ratios of the Direxion Monthly 7-10 Year Treasury Bull 2X Fund and Direxion Dynamic HY Bond Fund are 1.38% and 1.75%, respectively.*

The NASDAQ-100® Index is a capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the Global Market tier of the NASDAQ Global Market®.

The Standard & Poor's 500® Index (S&P 500® Index) is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and is comprised of the smallest 2000 companies in the Russell 3000® Index.

The NYSE Current 7-10 Year Treasury Bond Index is a multi-security index that includes all qualified U.S. Treasury bonds that have a maturity of 7 to 10 years at issuance.

The FTSE China 25 Index consists of 25 of the largest and most liquid companies available to international investors traded on the Hong Kong Stock Exchange.

*  The total annual fund operating expense ratios of the Direxion Monthly 7-10 Year Treasury Bull 2X Fund and Direxion Dynamic HY Bond Fund include Acquired Fund Fees and Expenses, indirect fees and expenses that the Fund incurs that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual fund operating expense ratios would be 1.35%.

DIREXION ANNUAL REPORT

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The S&P® Latin America 40 Index includes highly liquid securities from major economic sectors of the Mexican and South American equity markets.

The Morgan Stanley® Commodity Related Equity Index is provided by Morgan Stanley® (the "Index Provider) and is an equal-dollar weighted index of shares of 20 widely held domestic and foreign companies selected by the Index Provider that are involved in commodity-related industries such as energy (e.g. oil and gas production and oilfield services and equipment), non-ferrous metals, precious metals, agriculture and forest products.

The S&P North American Natural Resources Sector Index is a modified-capitalization weighted equity index containing U.S. traded stocks of natural resource related companies in the United States and Canada.

Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect the expenses of the Fund.

Distributed by: Rafferty Capital Markets, LLC

Date of First Use: October 28, 2014

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 2X Fund

Performance Summary

May 1, 20061 - August 31, 2014 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the NASDAQ-100® Index.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Direxion Monthly NASDAQ-100® Bull 2X Fund	74.98%	46.90%	41.70%	10.70%
NASDAQ-100® Index	32.82%	22.13%	20.23%	11.19%

The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the NASDAQ-100® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	200.3%
Total Exposure	200.3%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2014.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bull 2X Fund

Performance Summary

May 1, 20061 - August 31, 2014 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the S&P 500® Index.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Direxion Monthly S&P 500® Bull 2X Fund	52.45%	39.80%	31.00%	1.79%
S&P 500® Index	25.25%	20.61%	16.88%	7.56%

The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P 500® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	200.1%
Total Exposure	200.1%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2014.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bear 2X Fund

Performance Summary

May 1, 20061 - August 31, 2014 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the inverse of the price performance of the S&P 500® Index.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Direxion Monthly S&P 500® Bear 2X Fund	(39.23)%	(35.74)%	(32.57)%	(25.32)%
S&P 500® Index	25.25%	20.61%	16.88%	7.56%

The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than -200% exposure to the target index, depending on the performance of the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P 500® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	(200.5)%
Total Exposure	(200.5)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2014.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bull 2X Fund

Performance Summary

September 1, 2004 - August 31, 2014 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the Russell 2000® Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly Small Cap Bull 2X Fund	34.56%	35.92%	31.17%	1.41%
Russell 2000® Index	17.68%	19.00%	17.03%	9.36%

The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	200.3%
Total Exposure	200.3%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2014.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bear 2X Fund

Performance Summary

September 1, 2004 - August 31, 2014 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the inverse of the price performance of the Russell 2000® Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly Small Cap Bear 2X Fund	(34.00)%	(37.57)%	(37.10)%	(31.77)%
Russell 2000® Index	17.68%	19.00%	17.03%	9.36%

The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	(200.9)%
Total Exposure	(200.9)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2014.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bull 2X Fund

Performance Summary

March 31, 20051 - August 31, 2014 (Unaudited)

Investment Objective: The Direxion Monthly 7-10 Year Treasury Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month performance of the NYSE Current 7-10 Year Treasury Bond Index.

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	11.97%	3.11%	6.98%	7.80%
NYSE Current 7-10 Year Treasury Bond Index[3]	6.34%	2.53%	5.37%	N/A
10-Year U.S. Treasury Note[3]	7.07%	2.62%	5.07%	5.36%

The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the NYSE Current 7-10 Year Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	200.8%
Total Exposure	200.8%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2014.

3  On April 14, 2013, the Fund began tracking the NYSE Current 7-10 Year Treasury Bond Index as the benchmark. The NYSE Current 7-10 Year Treasury Bond Index commenced operations on December 29, 2006. The average annual return for the period from December 29, 2006 to August 31, 2014 was 6.36%.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bear 2X Fund

Performance Summary

September 1, 2004 - August 31, 2014 (Unaudited)

Investment Objective: The Direxion Monthly 7-10 Year Treasury Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse of the calendar month performance of the NYSE Current 7-10 Year Treasury Bond Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	(14.98)%	(9.22)%	(13.62)%	(11.15)%
NYSE Current 7-10 Year Treasury Bond Index[2]	6.34%	2.53%	5.37%	N/A
10-Year U.S. Treasury Note[2]	7.07%	2.62%	5.07%	4.98%

The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the NYSE Current 7-10 Year Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	(200.3)%
Total Exposure	(200.3)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2014.

2  On April 14, 2013, the Fund began tracking the NYSE Current 7-10 Year Treasury Bond Index as the benchmark. The NYSE Current 7-10 Year Treasury Bond Index commenced operations on December 29, 2006. The average annual return for the period from December 29, 2006 to August 31, 2014 was 6.36%.

DIREXION ANNUAL REPORT

Direxion Dynamic HY Bond Fund

Performance Summary

September 1, 2004 - August 31, 2014 (Unaudited)

Investment Objective: Seeks to maximize total return by investing primarily in high-yield debt instruments, commonly referred to as "junk bonds", and derivatives of such instruments.

	Average Annual Total Return[1]
	1 Year	3 Year	5 Year	10 Year
Direxion Dynamic HY Bond Fund	9.83%	6.66%	6.85%	2.59%
Barclays Capital U.S. Corporate High-Yield Bond Index	10.58%	10.64%	12.28%	8.72%
Lipper High-Yield Bond Fund Index	10.10%	10.12%	11.47%	7.31%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Barclays Capital U.S. Corporate High-Yield Bond Index and the Lipper High-Yield Bond Fund Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Investment Companies	70.0%
Swap Contract	50.0%
Total Exposure	120.0%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2014.

DIREXION ANNUAL REPORT

Direxion Monthly China Bull 2X Fund

Performance Summary

December 3, 20071 - August 31, 2014 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the FTSE China 25 Index.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Direxion Monthly China Bull 2X Fund	32.21%	(0.02)%	(1.28)%	(23.07)%
FTSE China 25 Index	19.35%	5.77%	4.08%	(2.81)%

The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the FTSE China 25 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	200.0%
Total Exposure	200.0%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2014.

DIREXION ANNUAL REPORT

Direxion Monthly Emerging Markets Bull 2X Fund

Performance Summary

November 1, 20051 - August 31, 2014 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the MSCI Emerging Markets Index.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Direxion Monthly Emerging Markets Bull 2X Fund	36.70%	(1.68)%	4.47%	(2.10)%
MSCI Emerging Markets IndexSM	17.03%	(1.74)%	5.32%	6.45%

The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the MSCI Emerging Markets IndexSM does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	200.0%
Total Exposure	200.0%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2014.

DIREXION ANNUAL REPORT

Direxion Monthly Latin America Bull 2X Fund

Performance Summary

May 2, 20061 - August 31, 2014 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the S&P® Latin America 40 Index.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Direxion Monthly Latin America Bull 2X Fund	44.44%	(10.14)%	0.10%	(6.73)%
S&P® Latin America 40 Index	25.85%	0.57%	5.93%	6.91%

The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P® Latin America 40 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	199.9%
Total Exposure	199.9%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2014.

DIREXION ANNUAL REPORT

Direxion Monthly Natural Resources Bull 2X Fund

Performance Summary

February 17, 20051 - August 31, 2014 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the S&P North American Natural Resources Sector Index

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Monthly Natural Resources Bull 2X Fund	50.15%	6.33%	15.86%	5.57%
S&P North American Natural Resources Sector Index[3]	23.84%	9.20%	12.65%	9.79%
Morgan Stanley® Commodity Related Equity Index[4]	29.74%	1.53%	11.90%	10.01%

The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Morgan Stanley Commodity Related Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	200.5%
Total Exposure	200.5%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2014.

3  On July 7, 2014, the Fund began tracking the S&P North American Natural Resources Sector Index as the benchmark. Prior to July 7, 2014 the Fund tracked the Morgan Stanley® Commodity Related Equity Index which was discontinued July 4, 2014 and thus, causing corresponding return data to become unattainable.

4  As of June 30, 2014.

DIREXION ANNUAL REPORT

Expense Example

August 31, 2014 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (March 1, 2014 — August 31, 2014).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION ANNUAL REPORT

Expense Example Table

August 31, 2014 (Unaudited)

	Expense Ratio[1]	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period[2]
Direxion Monthly NASDAQ-100® Bull 2X Fund
Based on actual fund return	1.35%	$1,000.00	$1,215.90	$7.54
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly S&P 500® Bull 2X Fund
Based on actual fund return	1.35%	1,000.00	1,170.80	7.39
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly S&P 500® Bear 2X Fund
Based on actual fund return	1.35%	1,000.00	830.30	6.23
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly Small Cap Bull 2X Fund
Based on actual fund return	1.35%	1,000.00	983.50	6.75
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly Small Cap Bear 2X Fund
Based on actual fund return	1.35%	1,000.00	954.80	6.65
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Based on actual fund return	1.35%	1,000.00	1,063.50	7.02
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Based on actual fund return	1.35%	1,000.00	919.00	6.53
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Dynamic HY Bond Fund
Based on actual fund return	1.35%	1,000.00	1,018.90	6.87
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly China Bull 2X Fund
Based on actual fund return	1.35%	1,000.00	1,326.00	7.91
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly Emerging Markets Bull 2X Fund
Based on actual fund return	1.35%	1,000.00	1,291.80	7.80
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly Latin America Bull 2X Fund
Based on actual fund return	1.35%	1,000.00	1,566.60	8.73
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly Natural Resources Bull 2X Fund
Based on actual fund return	1.35%	1,000.00	1,251.70	7.66
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87

1  Annualized.

2  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period of March 1, 2014 to August 31, 2014, then divided by 365.

DIREXION ANNUAL REPORT

Allocation of Portfolio Holdings

August 31, 2014 (Unaudited)

	Cash*	Investment Companies	Swaps	Total
Direxion Monthly NASDAQ-100® Bull 2X Fund	95%	—	5%	100%
Direxion Monthly S&P 500® Bull 2X Fund	97%	—	3%	100%
Direxion Monthly S&P 500® Bear 2X Fund	105%	—	(5)%	100%
Direxion Monthly Small Cap Bull 2X Fund	98%	—	2%	100%
Direxion Monthly Small Cap Bear 2X Fund	107%	—	(7)%	100%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	96%	—	4%	100%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	103%	—	(3)%	100%
Direxion Dynamic HY Bond Fund	30%	70%	0%**	100%
Direxion Monthly China Bull 2X Fund	101%	—	(1)%	100%
Direxion Monthly Emerging Markets Bull 2X Fund	100%	—	0%**	100%
Direxion Monthly Latin America Bull 2X Fund	97%	—	3%	100%
Direxion Monthly Natural Resources Bull 2X Fund	102%	—	(2)%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash, cash equivalents and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 2X Fund

Schedule of Investments

August 31, 2014

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $—) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	289,358,964
TOTAL NET ASSETS - 100.0%	$289,358,964

Percentages are stated as a percent of net assets.

(a)  $53,820,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	NASDAQ-100® Index	141,732	$565,031,813	(0.305%)	1/21/2016	$14,550,792

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bull 2X Fund

Schedule of Investments

August 31, 2014

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $—) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	39,819,505
TOTAL NET ASSETS - 100.0%	$39,819,505

Percentages are stated as a percent of net assets.

(a)  $7,660,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	S&P 500® Index	39,680	$78,659,671	(0.205%)	11/13/2015	$1,025,319

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bear 2X Fund

Schedule of Investments

August 31, 2014

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $—) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	6,464,256
TOTAL NET ASSETS - 100.0%	$6,464,256

Percentages are stated as a percent of net assets.

(a)  $2,240,000 of cash is pledged as collateral for swap contracts.

Short Equity Swap Contracts

August 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	S&P 500® Index	6,456	$12,620,800	(0.045%)	8/4/2015	$(339,816)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bull 2X Fund

Schedule of Investments

August 31, 2014

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $—) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	25,266,483
TOTAL NET ASSETS - 100.0%	$25,266,483

Percentages are stated as a percent of net assets.

(a)  $4,240,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Russell 2000® Index	43,039	$50,119,689	0.245%	1/4/2016	$480,406

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bear 2X Fund

Schedule of Investments

August 31, 2014

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $—) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	15,539,768
TOTAL NET ASSETS - 100.0%	$15,539,768

Percentages are stated as a percent of net assets.

(a)  $4,490,000 of cash is pledged as collateral for swap contracts.

Short Equity Swap Contracts

August 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Russell 2000® Index	26,476	$30,058,792	(0.845%)	10/9/2015	$(1,157,939)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bull 2X Fund

Schedule of Investments

August 31, 2014

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $—) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	22,235,480
TOTAL NET ASSETS - 100.0%	$22,235,480

Percentages are stated as a percent of net assets.

(a)  $6,470,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares 7-10 Year Treasury Bond ETF	423,980	$43,860,046	0.095%	6/15/2015	$782,509

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bear 2X Fund

Schedule of Investments

August 31, 2014

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $—) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	8,009,552
TOTAL NET ASSETS - 100.0%	$8,009,552

Percentages are stated as a percent of net assets.

(a)  $3,010,000 of cash is pledged as collateral for swap contracts.

Short Equity Swap Contracts

August 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares 7-10 Year Treasury Bond ETF	152,741	$15,815,648	(0.595%)	8/18/2015	$(264,215)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Dynamic HY Bond Fund

Schedule of Investments

August 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 70.0%
29,003	iShares iBoxx $ High Yield Corporate Bond ETF	$2,733,243
65,930	SPDR Barclays High Yield Bond ETF	2,727,524
	TOTAL INVESTMENT COMPANIES (Cost $5,288,425)	$5,460,767
	TOTAL INVESTMENTS (Cost $5,288,425) - 70.0%	$5,460,767
	Other Assets in Excess of Liabilities - 30.0% (a)	2,336,769
	TOTAL NET ASSETS - 100.0%	$7,797,536

Percentages are stated as a percent of net assets.

(a)  $2,330,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse Capital, LLC	iShares iBoxx $ High Yield Corporate Bond ETF	20,700	$1,952,006	0.045%	3/10/2015	$(1,133)
Credit Suisse Capital, LLC	SPDR Barclays High Yield Bond ETF	47,111	1,947,779	0.045%	3/10/2015	1,308
			$3,899,785			$175

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly China Bull 2X Fund

Schedule of Investments

August 31, 2014

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $—) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	5,777,891
TOTAL NET ASSETS - 100.0%	$5,777,891

Percentages are stated as a percent of net assets.

(a)  $2,990,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares China Large-Cap ETF	285,528	$11,617,061	0.345%	1/21/2016	$(59,118)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly Emerging Markets Bull 2X Fund

Schedule of Investments

August 31, 2014

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $—) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	32,356,880
TOTAL NET ASSETS - 100.0%	$32,356,880

Percentages are stated as a percent of net assets.

(a)  $11,760,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	iShares MSCI Emerging Markets ETF	1,436,603	$64,767,092	(0.694%)	10/21/2015	$(38,607)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly Latin America Bull 2X Fund

Schedule of Investments

August 31, 2014

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $—) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	18,050,420
TOTAL NET ASSETS - 100.0%	$18,050,420

Percentages are stated as a percent of net assets.

(a)  $8,214,150 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	iShares Latin America 40 ETF	847,490	$35,531,390	(1.107%)	3/16/2016	$544,714

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly Natural Resources Bull 2X Fund

Schedule of Investments

August 31, 2014

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $—) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	12,599,427
TOTAL NET ASSETS - 100.0%	$12,599,427

Percentages are stated as a percent of net assets.

(a)  $6,280,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	S&P North American Natural Resources Sector Index	65,008	$19,670,951	(0.534%)	8/19/2015	$(315,471)
Bank of America Merrill Lynch	S&P North American Natural Resources Sector Index	13,253	3,947,922	(0.535%)	9/16/2015	(5,293)
Bank of America Merrill Lynch	S&P North American Natural Resources Sector Index	4,970	1,465,647	(0.535%)	10/21/2015	10,551
Bank of America Merrill Lynch	S&P North American Natural Resources Sector Index	1,623	481,945	(0.534%)	10/21/2015	(76)
			$25,566,465			$(310,289)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2014

	Direxion Monthly NASDAQ-100® Bull 2X Fund	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund
Assets:
Cash	$232,494,114	$31,975,411	$5,418,874
Receivable for Fund shares sold	4,793,355	589,547	677,489
Deposits at broker for swaps	53,820,000	7,660,000	2,240,000
Unrealized appreciation on swaps	14,550,792	1,025,319	—
Total Assets	305,658,261	41,250,277	8,336,363
Liabilities:
Payable for Fund shares redeemed	3,711,055	569,460	1,353,921
Due to broker for swaps	12,280,000	820,000	167,347
Unrealized depreciation on swaps	—	—	339,816
Accrued investment advisory fees	171,069	22,943	6,123
Accrued operating services fees	79,832	10,707	2,857
Accrued distribution expenses	57,023	7,648	2,041
Other liabilities	318	14	2
Total Liabilities	16,299,297	1,430,772	1,872,107
Net Assets	$289,358,964	$39,819,505	$6,464,256
Net Assets Consist of:
Capital stock	$274,308,019	$36,989,178	$63,715,753
Accumulated net investment loss	—	—	(59,715)
Undistributed (Accumulated) net realized gain (loss)	500,153	1,805,008	(56,851,966)
Net unrealized appreciation (depreciation) on:
Swaps	14,550,792	1,025,319	(339,816)
Net Assets	$289,358,964	$39,819,505	$6,464,256
Calculation of Net Asset Value Per Share:
Net assets	$289,358,964	$39,819,505	$6,464,256
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	5,637,341	449,198	197,585
Net asset value, redemption price and offering price per share	$51.33	$88.65	$32.72
Cost of Investments	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2014

	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund	Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Assets:
Cash	$17,420,655	$10,303,375	$15,096,047	$5,932,451
Receivable for Fund shares sold	3,363,961	2,383,328	479,290	11,922
Deposits at broker for swaps	4,240,000	4,490,000	6,470,000	3,010,000
Unrealized appreciation on swaps	480,406	—	782,509	—
Total Assets	25,505,022	17,176,703	22,827,846	8,954,373
Liabilities:
Payable for Fund shares redeemed	56,523	116,832	7,471	633,162
Due to broker for swaps	160,000	345,985	559,966	38,154
Unrealized depreciation on swaps	—	1,157,939	—	264,215
Accrued investment advisory fees	12,229	8,988	13,828	5,161
Accrued operating services fees	5,707	4,195	6,453	2,409
Accrued distribution expenses	4,076	2,996	4,609	1,720
Other liabilities	4	—	39	—
Total Liabilities	238,539	1,636,935	592,366	944,821
Net Assets	$25,266,483	$15,539,768	$22,235,480	$8,009,552
Net Assets Consist of:
Capital stock	$27,528,251	$71,796,844	$34,988,358	$31,773,662
Accumulated net investment loss	—	(192,705)	(178,823)	(134,727)
Undistributed (Accumulated) net realized gain (loss)	(2,742,174)	(54,906,432)	(13,356,564)	(23,365,168)
Net unrealized appreciation (depreciation) on:
Swaps	480,406	(1,157,939)	782,509	(264,215)
Net Assets	$25,266,483	$15,539,768	$22,235,480	$8,009,552
Calculation of Net Asset Value Per Share:
Net assets	$25,266,483	$15,539,768	$22,235,480	$8,009,552
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	538,177	411,598	673,617	218,471
Net asset value, redemption price and offering price per share	$46.95	$37.75	$33.01	$36.66
Cost of Investments	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2014

	Direxion Dynamic HY Bond Fund	Direxion Monthly China Bull 2X Fund	Direxion Monthly Emerging Markets Bull 2X Fund	Direxion Monthly Latin America Bull 2X Fund
Assets:
Investments, at fair value (Note 2)	$5,460,767	$—	$—	$—
Cash	4,616,660	4,195,596	12,436,350	9,251,908
Receivable for Fund shares sold	10,939	242,041	10,092,807	33,418
Deposits at broker for swaps	2,330,000	2,990,000	11,760,000	8,214,150
Due from broker for swaps	41,517	—	78	916,123
Unrealized appreciation on swaps	1,308	—	—	544,714
Receivable for investments sold	10,901,827	—	—	—
Dividends and interest receivable	—	—	13	46
Total Assets	23,363,018	7,427,637	34,289,248	18,960,359
Liabilities:
Payable for Fund shares redeemed	15,548,233	1,571,400	1,821,660	11,123
Due to broker for swaps	—	13,426	40,000	880,000
Unrealized depreciation on swaps	1,133	59,118	38,607	—
Accrued investment advisory fees	8,953	3,222	17,808	10,446
Accrued operating services fees	4,178	1,506	8,310	4,875
Accrued distribution expenses	2,984	1,074	5,936	3,482
Other liabilities	1	—	47	13
Total Liabilities	15,565,482	1,649,746	1,932,368	909,939
Net Assets	$7,797,536	$5,777,891	$32,356,880	$18,050,420
Net Assets Consist of:
Capital stock	$21,806,074	$17,235,874	$71,333,737	$195,804,528
Undistributed (Accumulated) net investment income (loss)	3,559	(37,322)	(110,246)	(116,043)
Accumulated net realized loss	(14,184,614)	(11,361,543)	(38,828,004)	(178,182,779)
Net unrealized appreciation (depreciation) on:
Investments	172,342	—	—	—
Swaps	175	(59,118)	(38,607)	544,714
Net Assets	$7,797,536	$5,777,891	$32,356,880	$18,050,420
Calculation of Net Asset Value Per Share:
Net assets	$7,797,536	$5,777,891	$32,356,880	$18,050,420
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	538,490	141,074	572,234	482,566
Net asset value, redemption price and offering price per share	$14.4804	$40.96	$56.54	$37.41
Cost of Investments	$5,288,425	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2014

Direxion Monthly Natural Resources Bull 2X Fund
Assets:
Cash	$6,180,380
Receivable for Fund shares sold	16,505
Deposits at broker for swaps	6,280,000
Due from broker for swaps	540,000
Dividends and interest receivable	73
Total Assets	13,016,958
Liabilities:
Payable for Fund shares redeemed	50,481
Due to broker for swaps	42,516
Unrealized depreciation on swaps	310,289
Accrued investment advisory fees	7,914
Accrued operating services fees	3,693
Accrued distribution expenses	2,638
Total Liabilities	417,531
Net Assets	$12,599,427
Net Assets Consist of:
Capital stock	$35,777,448
Accumulated net investment loss	(94,506)
Accumulated net realized loss	(22,773,226)
Net unrealized appreciation (depreciation) on:
Swaps	(310,289)
Net Assets	$12,599,427
Calculation of Net Asset Value Per Share:
Net assets	$12,599,427
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	163,800
Net asset value, redemption price and offering price per share	$76.92
Cost of Investments	$—

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2014

	Direxion Monthly NASDAQ-100® Bull 2X Fund	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund
Investment Income:
Interest income	$28,086	$7,769	$1,475
Total investment income	28,086	7,769	1,475
Expenses:
Investment advisory fees	1,090,831	286,242	50,023
Operating services fees	509,055	133,579	23,344
Distribution expenses	363,610	95,414	16,674
Total expenses	1,963,496	515,235	90,041
Net investment loss	(1,935,410)	(507,466)	(88,566)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Swaps	14,687,142	13,156,548	(3,262,193)
	14,687,142	13,156,548	(3,262,193)
Change in net unrealized appreciation (depreciation) on:
Swaps	15,538,493	2,435,726	(417,577)
	15,538,493	2,435,726	(417,577)
Net realized and unrealized gain (loss) on investments	30,225,635	15,592,274	(3,679,770)
Net increase (decrease) in net assets resulting from operations	$28,290,225	$15,084,808	$(3,768,336)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2014

	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund	Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Investment Income:
Interest income	$3,969	$3,731	$3,725	$1,971
Total investment income	3,969	3,731	3,725	1,971
Expenses:
Investment advisory fees	143,966	141,473	155,858	74,792
Operating services fees	67,184	66,021	72,734	34,903
Distribution expenses	47,988	47,157	51,952	24,931
Total expenses	259,138	254,651	280,544	134,626
Net investment loss	(255,169)	(250,920)	(276,819)	(132,655)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Swaps	3,994,748	(9,383,003)	1,656,931	(1,111,138)
	3,994,748	(9,383,003)	1,656,931	(1,111,138)
Change in net unrealized appreciation (depreciation) on:
Swaps	1,252,755	(452,535)	983,215	(409,004)
	1,252,755	(452,535)	983,215	(409,004)
Net realized and unrealized gain (loss) on investments	5,247,503	(9,835,538)	2,640,146	(1,520,142)
Net increase (decrease) in net assets resulting from operations	$4,992,334	$(10,086,458)	$2,363,327	$(1,652,797)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2014

	Direxion Dynamic HY Bond Fund	Direxion Monthly China Bull 2X Fund	Direxion Monthly Emerging Markets Bull 2X Fund	Direxion Monthly Latin America Bull 2X Fund
Investment Income:
Dividend income	$674,358	$—	$—	$—
Interest income	918	862	2,502	3,115
Total investment income	675,276	862	2,502	3,115
Expenses:
Investment advisory fees	134,047	43,189	117,446	102,330
Operating services fees	62,555	20,155	54,808	47,754
Distribution expenses	44,682	14,396	39,149	34,110
Total expenses	241,284	77,740	211,403	184,194
Net investment income (loss)	433,992	(76,878)	(208,901)	(181,079)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	(77,614)	—	—	—
Swaps	393,409	(331,542)	(2,175,643)	(945,008)
	315,795	(331,542)	(2,175,643)	(945,008)
Change in net unrealized appreciation (depreciation) on:
Investments	98,415	—	—	—
Swaps	175	56,742	147,862	6,365,290
	98,590	56,742	147,862	6,365,290
Net realized and unrealized gain (loss) on investments	414,385	(274,800)	(2,027,781)	5,420,282
Net increase (decrease) in net assets resulting from operations	$848,377	$(351,678)	$(2,236,682)	$5,239,203

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2014

Direxion Monthly Natural Resources Bull 2X Fund
Investment Income:
Interest income	$1,488
Total investment income	1,488
Expenses:
Investment advisory fees	76,475
Operating services fees	35,689
Distribution expenses	25,492
Total expenses	137,656
Net investment loss	(136,168)
Realized and unrealized gain (loss) on investments:
Net realized gain on:
Swaps	4,266,469
4,266,469
Change in net unrealized appreciation (depreciation) on:
Swaps	(276,564)
(276,564)
Net realized and unrealized gain on investments	3,989,905
Net increase in net assets resulting from operations	$3,853,737

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly NASDAQ-100® Bull 2X Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(1,935,410)	$(444,318)
Net realized gain on investments	14,687,142	5,285,178
Change in net unrealized appreciation (depreciation) of investments	15,538,493	(1,095,116)
Net increase in net assets resulting from operations	28,290,225	3,745,744
Distributions to shareholders:
Total distributions to shareholders	—	—
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	236,554,245	(5,643,070)
Total increase (decrease) in net assets	264,844,470	(1,897,326)
Net assets:
Beginning of year	24,514,494	26,411,820
End of year	$289,358,964	$24,514,494
Accumulated net investment loss, end of year	$—	$(272,076)

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly NASDAQ-100® Bull 2X Fund[1]
	Year Ended August 31, 2014		Year Ended August 31, 2013
	Shares	Value	Shares	Value
Shares sold	21,393,704	$880,465,872	3,575,395	$87,127,491
Shares redeemed	(16,592,073)	(643,911,627)	(3,843,175)	(92,770,561)
Net increase (decrease)	4,801,631	$236,554,245	(267,780)	$(5,643,070)

1  Effective March 17, 2014, the Fund had a 5:1 stock split. Share amounts for all periods have been adjusted to give effect to the 5:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly S&P 500® Bull 2X Fund		Direxion Monthly S&P 500® Bear 2X Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(507,466)	$(419,201)	$(88,566)	$(261,909)
Net realized gain (loss) on investments	13,156,548	9,561,850	(3,262,193)	(6,893,114)
Change in net unrealized appreciation (depreciation) of investments	2,435,726	(1,556,697)	(417,577)	393,055
Net increase (decrease) in net assets resulting from operations	15,084,808	7,585,952	(3,768,336)	(6,761,968)
Distributions to shareholders:
Net realized gains	(2,154,462)	(968,479)	—	—
Total distributions to shareholders	(2,154,462)	(968,479)	—	—
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	(5,117,693)	9,858,269	2,377,877	3,635,863
Total increase (decrease) in net assets	7,812,653	16,475,742	(1,390,459)	(3,126,105)
Net assets:
Beginning of year	32,006,852	15,531,110	7,854,715	10,980,820
End of year	$39,819,505	$32,006,852	$6,464,256	$7,854,715
Accumulated net investment loss, end of year	$—	$—	$(59,715)	$(161,569)

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly S&P 500® Bull 2X Fund
	Year Ended August 31, 2014		Year Ended August 31, 2013
	Shares	Value	Shares	Value
Shares sold	2,138,072	$162,955,007	3,507,239	$188,636,985
Shares issued in reinvestment of distributions	30,402	2,108,993	19,714	942,533
Shares redeemed	(2,240,344)	(170,181,693)	(3,337,795)	(179,721,249)
Net increase (decrease)	(71,870)	$(5,117,693)	189,158	$9,858,269
	Direxion Monthly S&P 500® Bear 2X Fund[1]
	Year Ended August 31, 2014		Year Ended August 31, 2013
	Shares	Value	Shares	Value
Shares sold	1,956,747	$76,954,279	1,780,246	$116,111,477
Shares redeemed	(1,905,085)	(74,576,402)	(1,772,020)	(112,475,614)
Net increase	51,662	$2,377,877	8,226	$3,635,863

1  Effective March 17, 2014, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly Small Cap Bull 2X Fund		Direxion Monthly Small Cap Bear 2X Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(255,169)	$(189,851)	$(250,920)	$(308,315)
Net realized gain (loss) on investments	3,994,748	5,205,903	(9,383,003)	(7,646,395)
Change in net unrealized appreciation (depreciation) of investments	1,252,755	(878,354)	(452,535)	359,622
Net increase (decrease) in net assets resulting from operations	4,992,334	4,137,698	(10,086,458)	(7,595,088)
Distributions to shareholders:
Net realized gains	(331,257)	—	—	—
Total distributions to shareholders	(331,257)	—	—	—
Capital share transactions:
Net increase in net assets resulting from net change capital share transactions(a)	5,258,321	4,129,375	8,039,393	2,142,289
Total increase (decrease) in net assets	9,919,398	8,267,073	(2,047,065)	(5,452,799)
Net assets:
Beginning of year	15,347,085	7,080,012	17,586,833	23,039,632
End of year	$25,266,483	$15,347,085	$15,539,768	$17,586,833
Accumulated net investment loss, end of year	$—	$—	$(192,705)	$(176,650)

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly Small Cap Bull 2X Fund[1]
	Year Ended August 31, 2014		Year Ended August 31, 2013
	Shares	Value	Shares	Value
Shares sold	2,227,445	$99,319,975	2,454,850	$70,791,170
Shares issued in reinvestment of distributions	7,495	320,109	—	—
Shares redeemed	(2,129,983)	(94,381,763)	(2,330,664)	(66,661,795)
Net increase	104,957	$5,258,321	124,186	$4,129,375
	Direxion Monthly Small Cap Bear 2X Fund[2]
	Year Ended August 31, 2014		Year Ended August 31, 2013
	Shares	Value	Shares	Value
Shares sold	3,205,769	$137,912,976	1,227,150	$93,426,748
Shares redeemed	(3,101,812)	(129,873,583)	(1,151,341)	(91,284,459)
Net increase	103,957	$8,039,393	75,809	$2,142,289

1  Effective March 17, 2014, the Fund had a 2:1 stock split. Share amounts for all periods have been adjusted to give effect to the 2:1 stock split.

2  Effective March 17, 2014, the Fund had a 1:13 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:13 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund		Direxion Monthly 7-10 Year Treasury Bear 2X Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(276,819)	$(526,274)	$(132,655)	$(168,216)
Net realized gain (loss) on investments	1,656,931	(14,290,287)	(1,111,138)	647,744
Change in net unrealized appreciation (depreciation) of investments	983,215	(643,142)	(409,004)	300,010
Net increase (decrease) in net assets resulting from operations	2,363,327	(15,459,703)	(1,652,797)	779,538
Distributions to shareholders:
Net realized gains	—	(985,976)	—	—
Total distributions to shareholders	—	(985,976)	—	—
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	(3,665,142)	1,763,023	(366,796)	(1,036,767)
Total decrease in net assets	(1,301,815)	(14,682,656)	(2,019,593)	(257,229)
Net assets:
Beginning of year	23,537,295	38,219,951	10,029,145	10,286,374
End of year	$22,235,480	$23,537,295	$8,009,552	$10,029,145
Accumulated net investment loss, end of year	$(178,823)	$(359,621)	$(134,727)	$(2,073)

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund
	Year Ended August 31, 2014		Year Ended August 31, 2013
	Shares	Value	Shares	Value
Shares sold	2,630,075	$81,508,250	14,937,277	$470,670,774
Shares issued in reinvestment of distributions	—	—	28,864	972,132
Shares redeemed	(2,754,949)	(85,173,392)	(15,230,093)	(469,879,883)
Net increase (decrease)	(124,874)	$(3,665,142)	(263,952)	$1,763,023
	Direxion Monthly 7-10 Year Treasury Bear 2X Fund[1]
	Year Ended August 31, 2014		Year Ended August 31, 2013
	Shares	Value	Shares	Value
Shares sold	1,193,886	$48,023,458	2,270,595	$90,467,803
Shares redeemed	(1,207,923)	(48,390,254)	(2,302,256)	(91,504,570)
Net decrease	(14,037)	$(366,796)	(31,661)	$(1,036,767)

1  Effective March 17, 2014, the Fund had a 1:7 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:7 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Dynamic HY Bond Fund		Direxion Monthly China Bull 2X Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$433,992	$851,604	$(76,878)	$(165,922)
Net realized gain (loss) on investments	315,795	1,886,800	(331,542)	(384,172)
Capital gain distributions from regulated investment companies	—	154	—	—
Change in net unrealized appreciation (depreciation) of investments	98,590	(2,693,569)	56,742	346,206
Net increase (decrease) in net assets resulting from operations	848,377	44,989	(351,678)	(203,888)
Distributions to shareholders:
Net investment income:	(460,737)	(1,983,713)	—	—
Total distributions to shareholders	(460,737)	(1,983,713)	—	—
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	(8,659,848)	(67,068,046)	1,845,460	(1,088,466)
Total increase (decrease) in net assets	(8,272,208)	(69,006,770)	1,493,782	(1,292,354)
Net assets:
Beginning of year	16,069,744	85,076,514	4,284,109	5,576,463
End of year	$7,797,536	$16,069,744	$5,777,891	$4,284,109
Undistributed (accumulated) net investment income (loss), end of year	$3,559	$30,304	$(37,322)	$(116,117)

(a)  Summary of capital share transactions is as follows:

	Direxion Dynamic HY Bond Fund
	Year Ended August 31, 2014		Year Ended August 31, 2013
	Shares	Value	Shares	Value
Shares sold	9,519,510	$134,285,871	12,044,769	$169,961,246
Shares issued in reinvestment of distributions	31,613	447,603	120,389	1,730,238
Shares redeemed	(10,191,968)	(143,393,322)	(16,819,996)	(238,759,530)
Net decrease	(640,845)	$(8,659,848)	(4,654,838)	$(67,068,046)
	Direxion Monthly China Bull 2X Fund
	Year Ended August 31, 2014		Year Ended August 31, 2013
	Shares	Value	Shares	Value
Shares sold	1,705,547	$61,734,793	2,224,317	$79,738,552
Shares redeemed	(1,702,755)	(59,889,333)	(2,290,960)	(80,827,018)
Net increase (decrease)	2,792	$1,845,460	(66,643)	$(1,088,466)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly Emerging Markets Bull 2X Fund		Direxion Monthly Latin America Bull 2X Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(208,901)	$(500,776)	$(181,079)	$(403,914)
Net realized (loss) on investments	(2,175,643)	(1,559,465)	(945,008)	(5,727,159)
Change in net unrealized appreciation of investments	147,862	1,216,774	6,365,290	1,198,971
Net increase (decrease) in net assets resulting from operations	(2,236,682)	(843,467)	5,239,203	(4,932,102)
Distributions to shareholders:
Total distributions to shareholders	—	—	—	—
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	29,364,161	(31,939,576)	(544,291)	(8,842,173)
Total increase (decrease) in net assets	27,127,479	(32,783,043)	4,694,912	(13,774,275)
Net assets:
Beginning of year	5,229,401	38,012,444	13,355,508	27,129,783
End of year	$32,356,880	$5,229,401	$18,050,420	$13,355,508
Accumulated net investment loss, end of year	$(110,246)	$(273,037)	$(116,043)	$(244,297)

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly Emerging Markets Bull 2X Fund
	Year Ended August 31, 2014		Year Ended August 31, 2013
	Shares	Value	Shares	Value
Shares sold	2,969,835	$153,300,621	2,361,398	$121,564,363
Shares redeemed	(2,524,025)	(123,936,460)	(3,078,954)	(153,503,939)
Net increase (decrease)	445,810	$29,364,161	(717,556)	$(31,939,576)
	Direxion Monthly Latin America Bull 2X Fund
	Year Ended August 31, 2014		Year Ended August 31, 2013
	Shares	Value	Shares	Value
Shares sold	649,266	$19,270,515	546,236	$19,289,206
Shares redeemed	(682,270)	(19,814,806)	(766,191)	(28,131,379)
Net decrease	(33,004)	$(544,291)	(219,955)	$(8,842,173)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly Natural Resources Bull 2X Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(136,168)	$(199,728)
Net realized gain on investments	4,266,469	1,285,920
Change in net unrealized appreciation (depreciation) of investments	(276,564)	354,147
Net increase in net assets resulting from operations	3,853,737	1,440,339
Distributions to shareholders:
Total distributions to shareholders	—	—
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	476,347	(7,872,840)
Total increase (decrease) in net assets	4,330,084	(6,432,501)
Net assets:
Beginning of year	8,269,343	14,701,844
End of year	$12,599,427	$8,269,343
Accumulated net investment loss, end of year	$(94,506)	$(117,813)

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly Natural Resources Bull 2X Fund
	Year Ended August 31, 2014		Year Ended August 31, 2013
	Shares	Value	Shares	Value
Shares sold	372,574	$23,787,456	722,082	$36,779,338
Shares redeemed	(370,185)	(23,311,109)	(878,240)	(44,652,178)
Net increase (decrease)	2,389	$476,347	(156,158)	$(7,872,840)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

August 31, 2014

												RATIOS TO AVERAGE NET ASSETS[3]
												Including Short Dividends		Excluding Short Dividends
	Net Asset Value, Beginning of Year/ Period	Net Investment Loss[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[2]	Net Assets, End of Year/ Period (,000)	Total Expenses	Net Expenses	Total Expenses	Net Expenses	Net Investment (Loss) after Expense Reimbursement/ Recoupment	Portfolio Turnover Rate[4]
Direxion Monthly NASDAQ-100® Bull 2X Fund[5]
Year ended August 31, 2014	$29.33	$(0.56)	$22.56	$22.00	$—	$—	$—	$—	$51.33	74.98%	$289,359	—	—	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2013	23.93	(0.46)	5.86	5.40	—	—	—	—	29.33	22.56%	24,514	—	—	1.90%	1.90%	(1.85)%	0%
Period ended August 31, 2012[6]	23.28	(0.13)	0.78	0.65	—	—	—	—	23.93	2.81%	26,412	—	—	1.90%	1.90%	(1.83)%	0%
Year ended April 30, 2012	18.68	(0.34)	4.94	4.60	—	—	—	—	23.28	24.60%	29,241	—	—	1.90%	1.90%	(1.87)%	0%
Year ended April 30, 2011	13.57	(0.26)	5.37	5.11	—	—	—	—	18.68	37.69%	21,400	—	—	1.90%	1.90%	(1.80)%	0%
Year ended April 30, 2010	6.31	(0.18)	7.44	7.26	—	—	—	—	13.57	114.92%	27,517	—	—	1.95%	1.91%	(1.77)%	0%
Direxion Monthly S&P 500® Bull 2X Fund
Year ended August 31, 2014	61.43	(1.02)	32.15	31.13	—	(3.91)	—	(3.91)	88.65	52.45%	39,820	—	—	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2013	46.79	(1.01)	17.38	16.37	—	(1.73)	—	(1.73)	61.43	36.05%	32,007	—	—	1.90%	1.90%	(1.85)%	0%
Period ended August 31, 2012[6]	46.15	(0.27)	0.91	0.64	—	—	—	—	46.79	1.39%	15,531	—	—	1.90%	1.90%	(1.83)%	0%
Year ended April 30, 2012	49.48	(0.89)	2.06	1.17	—	(4.50)	—	(4.50)	46.15	3.94%	19,710	—	—	2.11%	2.11%	(2.09)%	0%
Year ended April 30, 2011	38.25	(0.69)	11.92	11.23	—	—	—	—	49.48	29.36%	20,235	—	—	1.90%	1.90%	(1.81)%	0%
Year ended April 30, 2010	19.37	(0.44)	19.32	18.88	—	—	—	—	38.25	97.47%	16,857	—	—	1.93%	1.87%	(1.67)%	0%
Direxion Monthly S&P 500® Bear 2X Fund[7]
Year ended August 31, 2014	53.84	(0.53)	(20.59)	(21.12)	—	—	—	—	32.72	(39.23)%	6,464	—	—	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2013	79.76	(1.20)	(24.72)	(25.92)	—	—	—	—	53.84	(32.50)%	7,855	—	—	1.90%	1.90%	(1.84)%	0%
Period ended August 31, 2012[6]	84.08	(0.56)	(3.76)	(4.32)	—	—	—	—	79.76	(5.14)%	10,981	—	—	1.90%	1.90%	(1.83)%	0%
Year ended April 30, 2012	101.88	(2.04)	(15.76)	(17.80)	—	—	—	—	84.08	(17.47)%	13,316	—	—	1.90%	1.90%	(1.88)%	0%
Year ended April 30, 2011	157.72	(2.72)	(53.12)	(55.84)	—	—	—	—	101.88	(35.40)%	9,865	—	—	1.90%	1.90%	(1.79)%	0%
Year ended April 30, 2010	386.40	(3.80)	(224.88)	(228.68)	—	—	—	—	157.72	(59.18)%	10,168	—	—	1.98%	1.91%	(1.75)%	0%
Direxion Monthly Small Cap Bull 2X Fund[8]
Year ended August 31, 2014	35.43	(0.59)	12.76	12.17	—	(0.65)	—	(0.65)	46.95	34.56%	25,266	—	—	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2013	22.91	(0.56)	13.08	12.52	—	—	—	—	35.43	54.63%	15,347	—	—	1.90%	1.90%	(1.86)%	0%
Year ended August 31, 2012	18.99	(0.38)	4.30	3.92	—	—	—	—	22.91	20.67%	7,080	—	—	1.90%	1.90%	(1.86)%	0%
Year ended August 31, 2011	13.39	(0.40)	6.00	5.60	—	—	—	—	18.99	41.78%	9,005	—	—	1.90%	1.90%	(1.84)%	0%
Year ended August 31, 2010	12.27	(0.29)	1.41	1.12	—	—	—	—	13.39	9.13%	6,510	—	—	1.90%	1.90%	(1.80)%	0%
Direxion Monthly Small Cap Bear 2X Fund[9]
Year ended August 31, 2014	57.20	(0.58)	(18.87)	(19.45)	—	—	—	—	37.75	(34.00)%	15,540	—	—	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2013	99.32	(1.43)	(40.69)	(42.12)	—	—	—	—	57.20	(42.41)%	17,587	—	—	1.90%	1.90%	(1.84)%	0%
Year ended August 31, 2012	155.22	(2.08)	(53.82)	(55.90)	—	—	—	—	99.32	(36.01)%	23,040	—	—	1.90%	1.90%	(1.85)%	0%
Year ended August 31, 2011	270.92	(2.86)	(112.84)	(115.70)	—	—	—	—	155.22	(42.71)%	7,840	—	—	1.90%	1.88%	(1.80)%[10]	0%
Year ended August 31, 2010	383.50	(4.55)	(108.03)	(112.58)	—	—	—	—	270.92	(29.36)%	32,297	—	—	1.90%	1.90%	(1.78)%	0%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Year ended August 31, 2014	29.48	(0.41)	3.94	3.53	—	—	—	—	33.01	11.97%	22,235	—	—	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2013	35.97	(0.41)	(4.79)	(5.20)	—	(1.29)	—	(1.29)	29.48	(14.89)%	23,537	—	—	1.90%	1.83%	(1.24)%[11]	1,286%
Year ended August 31, 2012	31.31	(0.64)	5.34	4.70	—	(0.04)	—	(0.04)	35.97	15.02%	38,220	—	—	1.90%	1.90%	(1.85)%	0%
Year ended August 31, 2011	31.57	(0.51)	2.29	1.78	—	(2.04)	—	(2.04)	31.31	7.07%	32,413	—	—	1.90%	1.90%	(1.83)%	0%
Year ended August 31, 2010	27.36	(0.44)	5.57	5.13	—	(0.92)	—	(0.92)	31.57	19.41%	36,457	—	—	1.90%	1.90%	(1.63)%	1,445%

1  Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

2  All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return calculated for a period of less than one year is not annualized.

3  For periods less than one year, these ratios are annualized.

4  Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund's aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

5  Effective March 17, 2014, the Fund had a 5:1 forward stock split. Per share data for the period prior to March 17, 2014 has been adjusted to give effect to the 5:1 forward stock split.

6  Represents the period from May 1, 2012 to August 31, 2012.

7  Effective March 17, 2014, the Fund had a 1:4 reverse stock split. Per share data for the period prior to March 17, 2014 has been adjusted to give effect to the 1:4 reverse stock split.

8  Effective March 17, 2014, the Fund had a 2:1 forward stock split. Per share data for the period prior to March 17, 2014 has been adjusted to give effect to the 2:1 forward stock split.

9  Effective March 17, 2014, the Fund had a 1:13 reverse stock split. Per share data for the period prior to March 17, 2014 has been adjusted to give effect to the 1:13 reverse stock split.

10  Net investment income (loss) ratio before expense reimbursement/recoupment for the year ended August 31, 2011 was (1.82%)

11  Net investment income (loss) ratio before expense reimbursement/recoupment for the year ended August 31, 2013 was (1.31%)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

August 31, 2014

												RATIOS TO AVERAGE NET ASSETS[3]
												Including Short Dividends		Excluding Short Dividends
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[2]	Net Assets, End of Year/ Period (,000)	Total Expenses	Net Expenses	Total Expenses	Net Expenses	Net Investment Income (Loss) After Expense Reimbursement/ Recoupment	Portfolio Turnover Rate[4]
Direxion Monthly 7-10 Year Treasury Bear 2X Fund[5]
Year ended August 31, 2014	$43.12	$(0.53)	$(5.93)	$(6.46)	$—	$—	$—	$—	$36.66	(14.98)%	$8,010	—	—	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2013	38.92	(0.77)	4.97	4.20	—	—	—	—	43.12	10.79%	10,029	—	—	1.90%	1.90%	(1.85)%	0%
Year ended August 31, 2012	49.00	(0.84)	(9.24)	(10.08)	—	—	—	—	38.92	(20.57)%	10,286	—	—	1.90%	1.90%	(1.86)%	0%
Year ended August 31, 2011	57.89	(1.12)	(7.77)	(8.89)	—	—	—	—	49.00	(15.36)%	17,034	—	—	1.90%	1.90%	(1.83)%	0%
Year ended August 31, 2010	76.23	(1.40)[6]	(16.94)	(18.34)	—	—	—	—	57.89	(24.06)%	16,024	2.04%	2.04%	1.90%	1.90%	(1.94)%[7]	0%
Direxion Dynamic HY Bond Fund
Year ended August 31, 2014	13.6261	0.3516	0.9679	1.3195	(0.4652)	—	—	(0.4652)	14.4804	9.83%	7,798	—	—	1.35%	1.35%	2.43%	739%
Year ended August 31, 2013	14.5824	0.6594	(0.3732)	0.2862	(1.2425)	—	—	(1.2425)	13.6261	1.91%	16,070	—	—	1.75%	1.60%	4.52%[9]	862%
Year ended August 31, 2012	13.93	0.6559	0.4901	1.1460	(0.4936)	—	—	(0.4936)	14.58248	8.41%	85,077	—	—	1.75%	1.60%	4.64%[9]	508%
Year ended August 31, 2011	14.07	0.35	0.41	0.76	(0.90)	—	—	(0.90)	13.93	5.48%	5,552	—	—	1.86%	1.84%	2.34%[9]	995%
Year ended August 31, 2010	13.53	(0.26)	1.45	1.19	(0.65)	—	—	(0.65)	14.07	8.82%	7,708	—	—	1.85%	1.85%	(1.74)%	0%
Direxion Monthly China Bull 2X Fund
Year ended August 31, 2014	30.98	(0.46)	10.44	9.98	—	—	—	—	40.96	32.21%	5,778	—	—	1.35%	1.35%	(1.34)%	0%
Year ended August 31, 2013	27.21	(0.67)	4.44	3.77	—	—	—	—	30.98	13.86%	4,284	—	—	1.90%	1.90%	(1.86)%	0%
Year ended August 31, 2012	40.98	(0.60)	(13.17)	(13.77)	—	—	—	—	27.21	(33.60)%	5,576	—	—	1.90%	1.90%	(1.87)%	0%
Year ended August 31, 2011	42.85	(0.93)	(0.94)	(1.87)	—	—	—	—	40.98	(4.36)%	6,947	—	—	1.90%	1.90%	(1.83)%	0%
Year ended August 31, 2010	43.69	(0.88)	0.04	(0.84)	—	—	—	—	42.85	(1.92)%	11,191	—	—	1.90%	1.90%	(1.80)%	0%
Direxion Monthly Emerging Markets Bull 2X Fund
Year ended August 31, 2014	41.36	(0.67)	15.85	15.18	—	—	—	—	56.54	36.70%	32,357	—	—	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2013	45.04	(0.97)	(2.71)	(3.68)	—	—	—	—	41.36	(8.17)%	5,229	—	—	1.90%	1.89%	(1.84)%[10]	0%
Year ended August 31, 2012	59.49	(0.90)	(13.55)	(14.45)	—	—	—	—	45.04	(24.29)%	38,012	—	—	1.90%	1.90%	(1.87)%	0%
Year ended August 31, 2011	54.87	(1.34)	5.96	4.62	—	—	—	—	59.49	8.42%	17,916	—	—	1.90%	1.90%	(1.84)%	0%
Year ended August 31, 2010	45.45	(1.06)	10.48	9.42	—	—	—	—	54.87	20.73%	29,942	—	—	1.90%	1.90%	(1.83)%	241%
Direxion Monthly Latin America Bull 2X Fund
Year ended August 31, 2014	25.90	(0.39)	11.90	11.51	—	—	—	—	37.41	44.44%	18,050	—	—	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2013	36.88	(0.69)	(10.29)	(10.98)	—	—	—	—	25.90	(29.77)%	13,356	—	—	1.90%	1.90%	(1.85)%	0%
Period ended August 31, 2012[11]	44.97	(0.23)	(7.86)	(8.09)	—	—	—	—	36.88	(17.99)%	27,130	—	—	1.90%	1.90%	(1.81)%	0%
Year ended April 30, 2012	67.74	(0.91)	(21.86)	(22.77)	—	—	—	—	44.97	(33.61)%	34,340	—	—	1.90%	1.90%	(1.87)%	0%
Year ended April 30, 2011	55.20	(1.02)	13.56	12.54	—	—	—	—	67.74	22.72%	68,349	—	—	1.90%	1.90%	(1.79)%	0%
Year ended April 30, 2010	23.45	(0.84)	32.59	31.75	—	—	—	—	55.20	135.39%	103,050	—	—	1.90%	1.91%	(1.83)%	0%
Direxion Monthly Natural Resources Bull 2X Fund
Year ended August 31, 2014	51.23	(0.85)	26.54	25.69	—	—	—	—	76.92	50.15%	12,599	—	—	1.35%	1.35%	(1.34)%	0%
Year ended August 31, 2013	46.29	(0.96)	5.90	4.94	—	—	—	—	51.23	10.67%	8,269	—	—	1.90%	1.90%	(1.86)%	0%
Year ended August 31, 2012	63.99	(0.96)	(16.74)	(17.70)	—	—	—	—	46.29	(27.66)%	14,702	—	—	1.90%	1.90%	(1.86)%	0%
Year ended August 31, 2011	44.09	(1.32)	21.22	19.90	—	—	—	—	63.99	45.13%	27,019	—	—	1.90%	1.90%	(1.84)%	0%
Year ended August 31, 2010	36.85	(0.87)	8.11	7.24	—	—	—	—	44.09	19.65%	20,969	—	—	1.90%	1.90%	(1.80)%	0%

1  Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

2  All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return calculated for a period of less than one year is not annualized.

3  For periods less than one year, these ratios are annualized.

4  Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund's aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

5  Effective March 17, 2014, the Fund had a 1:7 reverse stock split. Per share data for the period prior to March 17, 2014 has been adjusted to give effect to the 1:7 reverse stock split.

6  Net investments income (loss) before interest on short positions for the year ended August 31, 2010 was $(1.26).

7  Net investment income (loss) ratio included interest on short positions. The ratio excluding interest on short positions for the year ended August 31, 2010 was (1.81%).

8  Effective September 15, 2011, the Direxion Dynamic HY Bond Fund began calculating its NAV to four digits.

9  Net investment income (loss) ratio before expense reimbursement/recoupment for the years ended August 31, 2013, 2012 and 2011 were 4.37%, 4.49% and 2.32%, respectively.

10  Net investments income (loss) before interest on short positions for the year ended August 31, 2013 was $(1.85).

11  Represents the period from May 1, 2012 to August 31, 2012.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Funds

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2014

1.  ORGANIZATION

Direxion Funds (the "Trust") was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 18 series, of which 12 are included in this report: Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, Direxion Dynamic HY Bond Fund, Direxion Monthly China Bull 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly Latin America Bull 2X Fund, and Direxion Monthly Natural Resources Bull 2X Fund (formerly Direxion Monthly Commodity Bull 2X Fund) (each a "Fund" and collectively, the "Funds"). Each Fund is a non-diversified series of the Trust pursuant to the 1940 Act. The 12 Funds included in this report offer only Investor Class of shares.

With the exception of the Direxion Dynamic HY Bond Fund, the Funds' investment objectives are to seek monthly investment results, before fees and expenses, that correspond to the calendar month performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark.

Fund	Index or Benchmark	Monthly Target
Direxion Monthly NASDAQ-100® Bull 2X Fund	NASDAQ-100® Index	200%
Direxion Monthly S&P 500® Bull 2X Fund Direxion Monthly S&P 500® Bear 2X Fund	S&P 500® Index	200% -200%
Direxion Monthly Small Cap Bull 2X Fund Direxion Monthly Small Cap Bear 2X Fund	Russell 2000® Index	200% -200%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund Direxion Monthly 7-10 Year Treasury Bear 2X Fund	NYSE Current 7-10 Year Treasury Bond Index	200% -200%
Direxion Monthly China Bull 2X Fund	FTSE China 25 Index*	200%
Direxion Monthly Emerging Markets Bull 2X Fund	MSCI Emerging Markets IndexSM	200%
Direxion Monthly Latin America Bull 2X Fund	S&P® Latin America 40 Index	200%
Direxion Monthly Natural Resources Bull 2X Fund**	S&P North American Natural Resources Sector Index	200%

*  Effective September 22, 2014, the underlying index of the Direxion Monthly China Bull 2X Fund changed its methodology, and as a consequence, was renamed the FTSE China 50 Index.

**  Effective July 7, 2014, the Direxion Monthly Commodity Bull 2X Fund changed its name and the index which it seeks to track. Prior to July 7, 2014, the fund was called the Direxion Monthly Commodity Bull 2X Fund, and sought calendar month performance of the Morgan Stanley® Commodity Related Equity Index.

The Direxion Dynamic HY Bond Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in high-yield debt instruments, commonly referred to as "junk bonds," and derivatives of such instruments, including derivatives that isolate the credit component of such junk bonds and do not provide general interest rate exposure. The Fund will seek leveraged returns by investing in derivatives, such as futures contracts, forward contracts and swaps, which can include swaps on debt instruments, ETFs and mutual funds. In utilizing this leverage strategy, the Fund will take positions in leveraged instruments that create investment exposure of 120% of the value of the Fund's assets, rebalancing the Fund's portfolio monthly to maintain the target exposure. Leveraging generates returns that are more pronounced, both positively and negatively, than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

DIREXION ANNUAL REPORT

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("NYSE"), each day the NYSE is open for business. The value of all portfolio securities and other assets held by a Fund will be determined as of the time a Fund calculates its NAV, 4:00 p.m. Eastern Time ("Valuation Time"). On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, the Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund and the Direxion Dynamic HY Bond Fund (the "Fixed Income Funds") do not calculate their NAVs even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculates its NAV as of the time of the recommended close, usually 2:00 Eastern Time, rather than the close of regular trading on the NYSE. Equity securities, exchange-traded funds and over-the-counter securities are valued at their last sales price or, if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Investments in open-end mutual funds are valued at their respective quoted NAV on the valuation date. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Short-term debt securities with an original maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by using the mean prices provided by the Funds' pricing service or, if such prices are unavailable, by a matrix pricing method. Securities for which reliable market quotations are not readily available, the Funds' pricing service does not provide a valuation for such securities, the Funds' pricing service provides valuation that in the judgment of Rafferty Asset Management, LLC (the "Adviser") does not represent fair value, or the Fund or Adviser believes the market price is stale, are fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – Each Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust's policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement, including accrued interest. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. Certain Funds invested in repurchase agreements during the year ended August 31, 2014; however, these Funds were not invested in repurchase agreements at August 31, 2014.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). A Fund enters into master netting agreements with the counterparty. These agreements calculate the obligations of the parties on a "net basis". Consequently, a Fund's current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund's obligations are accrued daily and offset by any amounts owed to the Fund. However, a Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market

DIREXION ANNUAL REPORT

factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

A Fund collateralizes swap agreements with cash and certain securities as indicated on the Schedule of Investments of each Fund, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by a Fund. A Fund does not net collateral on the Statements of Assets and Liabilities. In the event of a default by the counterparty, a Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to a Fund are collateralized daily directly to the Fund while amounts expected to be owed to the counterparty are collateralized daily in a segregated account at the Custodian.

The Funds enter into master netting agreements with the counterparties. These agreements calculate the obligations of the parties on a "net basis". Consequently, the Funds' current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Funds' obligations are accrued daily and offset by any amounts owed to the Funds. However, the Funds do not offset the fair value amounts of the swap contracts and the related collateral on the Statements of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements. The following presents the gross and net amounts of assets and liabilities related to the swap agreements covered by master netting agreements as of August 31, 2014:

Assets:

Description: Swap Contract

				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Asset and Liabilities	Net Amounts Presented in the Statement of Asset and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Direxion Monthly NASDAQ-100® Bull 2X Fund	$14,550,792	$—	$14,550,792	$—	$14,550,792	$—
Direxion Monthly S&P 500® Bull 2X Fund	1,025,319	—	1,025,319	—	1,025,319	—
Direxion Monthly Small Cap Bull 2X Fund	480,406	—	480,406	—	480,406	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	782,509	—	782,509	—	782,509	—
Direxion Dynamic HY Bond Fund	1,308	(1,133)	175	—	175	—
Direxion Monthly Latin America Bull 2X Fund	544,714	—	544,714	—	544,714	—

DIREXION ANNUAL REPORT

Liabilities:

Description: Swap Contract

				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Asset and Liabilities	Net Amounts Presented in the Statement of Asset and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Direxion Monthly S&P 500® Bear 2X Fund	$339,816	$—	$339,816	$—	$339,816	$—
Direxion Monthly Small Cap Bear 2X Fund	1,157,939	—	1,157,939	—	1,157,939	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	264,215	—	264,215	—	264,215	—
Direxion Dynamic HY Bond Fund	1,133	(1,133)	—	—	—	—
Direxion Monthly China Bull 2X Fund	59,118	—	59,118	—	59,118	—
Direxion Monthly Emerging Markets Bull 2X Fund	38,607	—	38,607	—	38,607	—
Direxion Monthly Natural Resources Bull 2X Fund	310,289	—	310,289	—	310,289	—

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. For swap contracts that are in an unrealized depreciation position at August 31, 2014, the maximum exposure to each Fund in regard to potential counterparty default and credit-risk related contingent features is as follows:

	Direxion Monthly S&P 500® Bear 2X Fund			Direxion Monthly Small Cap Bear 2X Fund
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Credit Suisse International	$(339,816)	$2,240,000	$1,900,184	$(1,157,939)	$4,490,000	$3,332,061
	Direxion Monthly 7-10 Year Treasury Bear 2X Fund			Direxion Monthly China Bull 2X Fund
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Credit Suisse International	$(264,215)	$3,010,000	$2,745,785	$(59,118)	$2,990,000	$2,930,882
	Direxion Monthly Emerging Markets Bull 2X Fund			Direxion Monthly Natural Resources Bull 2X Fund
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Bank of America Merrill Lynch	$(38,607)	$11,760,000	$11,721,393	$(310,289)	$6,280,000	$5,969,711

d) Short Positions – The Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, and Direxion Dynamic HY Bond Fund may engage in short sale transactions. The Direxion Monthly Small Cap Bull 2X Fund can only engage in short sales "against the box." In this instance a security can

DIREXION ANNUAL REPORT

only be sold short if a long position is held on the same security. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of short securities may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to segregate assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Funds held no securities sold short during the year ended August 31, 2014.

e) Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Funds were not invested in futures contracts during the year ended August 31, 2014.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the year ended August 31, 2014.

g) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a Fund's returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure as required in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

h) Security Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

i) Investments in Other Investment Companies – The Funds may invest a significant portion of their assets in other investment companies. The financial statements of these investment companies can be found at www.sec.gov.

j) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provision for Federal income taxes has been made.

k) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund's respective daily net assets. For additional discussion on expenses, refer to Note 4.

DIREXION ANNUAL REPORT

l) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions during the years ended August 31, 2014 and August 31, 2013, were as follows:

	Direxion Monthly NASDAQ-100® Bull 2X Fund		Direxion Monthly S&P 500® Bull 2X Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Distributions paid from:
Ordinary Income	$—	$—	$2,131,249	$742,682
Long-Term Capital Gains	—	—	23,213	225,797
Return of Capital	—	—	—	—
Total Distributions paid	$—	$—	$2,154,462	$968,479
	Direxion Monthly S&P 500® Bear 2X Fund		Direxion Monthly Small Cap Bull 2X Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Distributions paid from:
Ordinary Income	$—	$—	$331,257	$—
Long-Term Capital Gains	—	—	—	—
Return of Capital	—	—	—	—
Total Distributions paid	$—	$—	$331,257	$—
	Direxion Monthly Small Cap Bear 2X Fund		Direxion Monthly 7-10 Year Treasury Bull 2X Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Distributions paid from:
Ordinary Income	$—	$—	$—	$880,079
Long-Term Capital Gains	—	—	—	105,897
Return of Capital	—	—	—	—
Total Distributions paid	$—	$—	$—	$985,976
	Direxion Monthly 7-10 Year Treasury Bear 2X Fund		Direxion Dynamic HY Bond Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Distributions paid from:
Ordinary Income	$—	$—	$460,737	$1,983,713
Long-Term Capital Gains	—	—	—	—
Return of Capital	—	—	—	—
Total Distributions paid	$—	$—	$460,737	$1,983,713
	Direxion Monthly China Bull 2X Fund		Direxion Monthly Emerging Markets Bull 2X Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Distributions paid from:
Ordinary Income	$—	$—	$—	$—
Long-Term Capital Gains	—	—	—	—
Return of Capital	—	—	—	—
Total Distributions paid	$—	$—	$—	$—

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	Direxion Monthly Latin America Bull 2X Fund		Direxion Monthly Natural Resources Bull 2X Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Distributions paid from:
Ordinary Income	$—	$—	$—	$—
Long-Term Capital Gains	—	—	—	—
Return of Capital	—	—	—	—
Total Distributions paid	$—	$—	$—	$—

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2014. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

As of August 31, 2014, the components of distributable earnings of the Funds on a tax basis were as follows:

	Direxion Monthly NASDAQ-100® Bull 2X Fund	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund
Tax cost of investments	$—	$—	$—
Gross unrealized appreciation	—	—	—
Gross unrealized depreciation	—	—	—
Net unrealized appreciation/(depreciation)	$—	$—	$—
Undistributed ordinary income	904,057	2,119,044	—
Undistributed long-term capital gain	—	—	—
Total distributable earnings	904,057	2,119,044	—
Other accumulated gains (losses)	14,146,888	711,283	(57,251,497)
Total accumulated earnings/(losses)	$15,050,945	$2,830,327	$(57,251,497)
	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund	Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Tax cost of investments	$—	$—	$—
Gross unrealized appreciation	—	—	—
Gross unrealized depreciation	—	—	—
Net unrealized appreciation/(depreciation)	$—	$—	$—
Undistributed ordinary income	2,187	—	—
Undistributed long-term capital gain	—	—	—
Total distributable earnings	2,187	—	—
Other accumulated gains (losses)	(2,263,955)	(56,257,076)	(12,752,878)
Total accumulated earnings/(losses)	$(2,261,768)	$(56,257,076)	$(12,752,878)

DIREXION ANNUAL REPORT

	Direxion Monthly 7-10 Year Treasury Bear 2X Fund	Direxion Dynamic HY Bond Fund	Direxion Monthly China Bull 2X Fund
Tax cost of investments	$—	$5,645,254	$—
Gross unrealized appreciation	—	173,893	—
Gross unrealized depreciation	—	(358,380)	—
Net unrealized appreciation/(depreciation)	$—	$(184,487)	$—
Undistributed ordinary income	—	3,559	—
Undistributed long-term capital gain	—	—	—
Total distributable earnings	—	3,559	—
Other accumulated gains (losses)	(23,764,110)	(13,827,610)	(11,457,983)
Total accumulated earnings/(losses)	$(23,764,110)	$(14,008,538)	$(11,457,983)
	Direxion Monthly Emerging Markets Bull 2X Fund	Direxion Monthly Latin America Bull 2X Fund	Direxion Monthly Natural Resources Bull 2X Fund
Tax cost of investments	$—	$—	$—
Gross unrealized appreciation	—	—	—
Gross unrealized depreciation	—	—	—
Net unrealized appreciation/(depreciation)	$—	$—	$—
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—	—
Total distributable earnings	—	—	—
Other accumulated gains (losses)	(38,976,857)	(177,754,108)	(23,178,021)
Total accumulated earnings/(losses)	$(38,976,857)	$(177,754,108)	$(23,178,021)

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, qualified late year loss deferrals and/or unrealized gain/(loss) on derivative positions.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income and realized gain and losses under GAAP and tax reporting:

	Net Investment Income	Realized Gain (Loss)	Capital Stock
Direxion Monthly NASDAQ-100® Bull 2X Fund	$2,207,486	$(9,523,669)	$7,316,183
Direxion Monthly S&P 500® Bull 2X Fund	507,466	(8,866,134)	8,358,668
Direxion Monthly S&P 500® Bear 2X Fund	190,420	—	(190,420)
Direxion Monthly Small Cap Bull 2X Fund	255,169	(5,676,800)	5,421,631
Direxion Monthly Small Cap Bear 2X Fund	234,865	883,969	(1,118,834)
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	457,617	—	(457,617)
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	1	—	(1)
Direxion Dynamic HY Bond Fund	—	—	—
Direxion Monthly China Bull 2X Fund	155,673	—	(155,673)
Direxion Monthly Emerging Markets Bull 2X Fund	371,692	—	(371,692)
Direxion Monthly Latin America Bull 2X Fund	309,333	—	(309,333)
Direxion Monthly Natural Resources Bull 2X Fund	159,475	—	(159,475)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to net operating losses, expired capital loss carryforwards, excise taxes, and dividend on redemption adjustments with differing book and tax methods.

DIREXION ANNUAL REPORT

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve-month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, August 31, 2014. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, August 31, 2014.

At August 31, 2014, the following Funds deferred, on a tax basis, qualified late year losses of:

	Late Year Ordinary Losses	Post-October Capital Losses
Direxion Monthly NASDAQ-100® Bull 2X Fund	$—	$—
Direxion Monthly S&P 500® Bull 2X Fund	—	—
Direxion Monthly S&P 500® Bear 2X Fund	59,715	1,423,294
Direxion Monthly Small Cap Bull 2X Fund	—	—
Direxion Monthly Small Cap Bear 2X Fund	192,705	12,898,822
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	178,823	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	134,727	387,450
Direxion Dynamic HY Bond Fund	—	102,411
Direxion Monthly China Bull 2X Fund	37,322	4,310
Direxion Monthly Emerging Markets Bull 2X Fund	110,246	3,434,897
Direxion Monthly Latin America Bull 2X Fund	116,043	1,689,888
Direxion Monthly Natural Resources Bull 2X Fund	94,506	1,729,144

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At August 31, 2014 the following Funds had capital loss carryforwards on a tax basis of:

	8/31/15	8/31/16	8/31/17	8/31/18	8/31/19	Unlimited ST	Unlimited LT
Direxion Monthly NASDAQ-100® Bull 2X Fund	$—	$—	$—	$—	$—	$—	$—
Direxion Monthly S&P 500® Bull 2X Fund	—	—	—	—	—	—	—
Direxion Monthly S&P 500® Bear 2X Fund	—	—	(18,781,801)	(4,649,215)	—	(27,070,024)	—
Direxion Monthly Small Cap Bull 2X Fund	—	—	—	—	—	—	—
Direxion Monthly Small Cap Bear 2X Fund	(5,310,686)	(6,570,886)	—	(3,873,693)	(5,087,146)	(17,566,812)	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	—	—	—	—	—	(11,430,603)	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	(941,855)	(2,717,991)	(1,976,123)	—	(16,636,195)	—
Direxion Dynamic HY Bond Fund	—	—	—	—	—	(13,725,374)	—

DIREXION ANNUAL REPORT

	8/31/15	8/31/16	8/31/17	8/31/18	8/31/19	Unlimited ST	Unlimited LT
Direxion Monthly China Bull 2X Fund	$—	$—	$(1,208,734)	$—	$—	$(1,512,982)	$(7,152,509)
Direxion Monthly Emerging Markets Bull 2X Fund	—	—	(6,688,903)	(1,727,140)	—	(2,521,203)	(23,733,659)
Direxion Monthly Latin America Bull 2X Fund	—	—	(148,741,363)	—	—	(7,082,178)	(12,278,834)
Direxion Monthly Natural Resources Bull 2X Fund	—	—	—	(9,895,898)	—	(3,364,609)	(7,543,091)

The Direxion Monthly NASDAQ-100® Bull 2X Fund utilized $4,592,717 of capital loss carryforward set to expire August 31, 2016. The Direxion Dynamic HY Bond Fund utilized $426,941 of capital loss carryforward not subject to expiration.

The Direxion Monthly Small Cap Bear 2X Fund had capital losses of $883,969 expire on August 31, 2014.

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position take or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2014, open Federal and state income tax years include the tax years ended August 31, 2011, August 31, 2012, August 31, 2013 and August 31, 2014. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

m) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

n) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INVESTMENT TRANSACTIONS

During the year ended August 31, 2014, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) in the Direxion Dynamic HY Bond Fund were $88,600,194 and $98,857,274, respectively. There were no purchases and sales as defined above in any of the other Funds.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the year ended August 31, 2014.

DIREXION ANNUAL REPORT

4.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to each Fund's average daily net assets at the annual rates presented below:

Direxion Monthly NASDAQ-100® Bull 2X Fund	0.75%
Direxion Monthly S&P 500® Bull 2X Fund	0.75%
Direxion Monthly S&P 500® Bear 2X Fund	0.75%
Direxion Monthly Small Cap Bull 2X Fund	0.75%
Direxion Monthly Small Cap Bear 2X Fund	0.75%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	0.75%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	0.75%
Direxion Dynamic HY Bond Fund	0.75%
Direxion Monthly China Bull 2X Fund	0.75%
Direxion Monthly Emerging Markets Bull 2X Fund	0.75%
Direxion Monthly Latin America Bull 2X Fund	0.75%
Direxion Monthly Natural Resources Bull 2X Fund	0.75%

Operating Services Agreement: The Funds have entered into an Operating Services Agreement (the "Agreement") with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds through September 1, 2016.

In consideration for the services rendered pursuant to the Agreement, the Funds will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee. The monthly fee is calculated on an annualized basis on the daily average net assets of each Fund and the below amount:

Direxion Monthly NASDAQ-100® Bull 2X Fund	0.35%
Direxion Monthly S&P 500® Bull 2X Fund	0.35%
Direxion Monthly S&P 500 Bear® 2X Fund	0.35%
Direxion Monthly Small Cap Bull 2X Fund	0.35%
Direxion Monthly Small Cap Bear 2X Fund	0.35%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	0.35%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	0.35%
Direxion Dynamic HY Bond Fund	0.35%
Direxion Monthly China Bull 2X Fund	0.35%
Direxion Monthly Emerging Markets Bull 2X Fund	0.35%
Direxion Monthly Latin America Bull 2X Fund	0.35%
Direxion Monthly Natural Resources Bull 2X Fund	0.35%

Prior to September 1, 2013, the rate by which this fee was calculated was 0.65% for all of the Funds, except Direxion Dynamic HY Bond Fund. That rate was 0.50% prior to September 1, 2013.

Distribution Expenses: Shares of the Funds, except for shares of the Direxion Dynamic HY Bond Fund are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets. The Direxion Dynamic HY Bond Fund is subject to an annual Rule 12b-1 fee of up to 0.40% of the Fund's average daily net assets. Each Fund currently pays a 12b-1 fee of 0.25% of the Fund's average daily net assets.

Rafferty Capital Markets, LLC (the "Distributor") serves as principal underwriter of the Funds and acts as the Funds' distributor in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

5.  VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs

DIREXION ANNUAL REPORT

and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The follow is a summary of the inputs used to value the Funds' securities as of August 31, 2014:

	Direxion Monthly NASDAQ-100® Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$14,550,792	$—	$14,550,792
	Direxion Monthly S&P 500® Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$1,025,319	$—	$1,025,319
	Direxion Monthly S&P 500® Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(339,816)	$—	$(339,816)
	Direxion Monthly Small Cap Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$480,406	$—	$480,406
	Direxion Monthly Small Cap Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(1,157,939)	$—	$(1,157,939)
	Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$782,509	$—	$782,509
	Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(264,215)	$—	$(264,215)
	Direxion Dynamic HY Bond Fund
Asset Class	Level 1	Level 2	Level 3	Total
Investment Companies – Fixed Income	$5,460,767	$—	$—	$5,460,767
Other Financial Instruments*	—	175	—	175
	Direxion Monthly China Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(59,118)	$—	$(59,118)
	Direxion Monthly Emerging Markets Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(38,607)	$—	$(38,607)
	Direxion Monthly Latin America Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$544,714	$—	$544,714
	Direxion Monthly Natural Resources Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(310,289)	$—	$(310,289)

DIREXION ANNUAL REPORT

For further detail on each asset class, see Schedule of Investments.

*  Other financial instruments include swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers, and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the year ended August 31, 2014. There were no Level 3 securities held by the Funds during the year ended August 31, 2014. It is the Funds' policy to recognize transfers into Level 3 at the value as of the beginning of the period, if applicable.

6.  ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how a fund accounts for derivative instruments and how derivative instruments affect a fund's financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of August 31, 2014, the Funds were invested in swap contracts.

At August 31, 2014, the fair value of derivatives instruments, by primary risk, were as follows:

Asset Derivatives[1]
		Interest Rate Risk	Commodities Risk	Equity Risk	Credit Risk	Total
Direxion Monthly NASDAQ-100® Bull 2X Fund	Swap contracts	$—	$—	$14,550,792	$—	$14,550,792
Direxion Monthly S&P 500® Bull 2X Fund	Swap contracts	—	—	1,025,319	—	1,025,319
Direxion Monthly Small Cap Bull 2X Fund	Swap contracts	—	—	480,406	—	480,406
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Swap contracts	782,509	—		—	782,509
Direxion Dynamic HY Bond Fund	Swap contracts	—	—	—	1,308	1,308
Direxion Monthly Latin America Bull 2X Fund	Swap contracts	—	—	544,714	—	544,714

1  Statements of Assets and Liabilities location: Net unrealized appreciation on swaps.

DIREXION ANNUAL REPORT

Liability Derivatives[1]
		Interest Rate Risk	Commodities Risk	Equity Risk	Credit Risk	Total
Direxion Monthly S&P 500® Bear 2X Fund	Swap contracts	$—	$—	$339,816	$—	$339,816
Direxion Monthly Small Cap Bear 2X Fund	Swap contracts	—	—	1,157,939	—	1,157,939
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	Swap contracts	264,215	—	—	—	264,215
Direxion Dynamic HY Bond Fund		—	—	—	1,133	1,133
Direxion Monthly China Bull 2X Fund	Swap contracts	—	—	59,118	—	59,118
Direxion Monthly Emerging Markets Bull 2X Fund	Swap contracts	—	—	38,607	—	38,607
Direxion Monthly Natural Resources Bull 2X Fund	Swap contracts	—	310,289	—	—	310,289

1  Statements of Assets and Liabilities location: Net unrealized depreciation on swaps.

Transactions in derivative instruments during the year ended August 31, 2014, by primary risk, were as follows:

		Interest Rate Risk	Commodities Risk	Equity Risk	Credit Risk	Total
Direxion Monthly NASDAQ-100® Bull 2X Fund	Net Realized gain (loss)[1] Swap contracts	$—	$—	$14,687,142	$—	$14,687,142
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	—	15,538,493	—	15,538,493
Direxion Monthly S&P 500® Bull 2X Fund	Net Realized gain (loss)[1] Swap contracts	—	—	13,156,548	—	13,156,548
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	—	2,435,726	—	2,435,726
Direxion Monthly S&P 500® Bear 2X Fund	Net Realized gain (loss)[1] Swap contracts	—	—	(3,262,193)	—	(3,262,193)
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	—	(417,577)	—	(417,577)
Direxion Monthly Small Cap Bull 2X Fund	Net Realized gain (loss)[1] Swap contracts	—	—	3,994,748	—	3,994,748
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	—	1,252,755	—	1,252,755

DIREXION ANNUAL REPORT

		Interest Rate Risk	Commodities Risk	Equity Risk	Credit Risk	Total
Direxion Monthly Small Cap Bear 2X Fund	Net Realized gain (loss)[1] Swap contracts	$—	$—	$(9,383,003)	$—	$(9,383,003)
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	—	(452,535)	—	(452,535)
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Net Realized gain (loss)[1] Swap contracts	1,656,931	—	—	—	1,656,931
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	983,215	—	—	—	983,215
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	Net Realized gain (loss)[1] Swap contracts	(1,111,138)	—	—	—	(1,111,138)
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	(409,004)	—	—	—	(409,004)
Direxion Dynamic HY Bond Fund	Net Realized gain (loss)[1] Swap contracts		—	—	393,409	393,409
	Change in net unrealized appreciation (depreciation)[2] Swap contracts		—	—	175	175
Direxion Monthly China Bull 2X Fund	Net Realized gain (loss)[1] Swap contracts	—	—	(331,542)	—	(331,542)
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	—	56,742	—	56,742
Direxion Monthly Emerging Markets Bull 2X Fund	Net Realized gain (loss)[1] Swap contracts	—	—	(2,175,643)	—	(2,175,643)
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	—	147,862	—	147,862
Direxion Monthly Latin America Bull 2X Fund	Net Realized gain (loss)[1] Swap contracts	—	—	(945,008)	—	(945,008)
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	—	6,365,290	—	6,365,290
Direxion Monthly Natural Resources Bull 2X Fund	Net Realized gain (loss)[1] Swap contracts	—	4,266,469	—	—	4,266,469
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	(276,564)	—	—	(276,564)

1  Statements of Operations location: Net realized gain (loss) on swaps.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swaps.

DIREXION ANNUAL REPORT

For the year ended August 31, 2014, the average volume of the derivatives held by the Funds were as follows:

	Quarterly Average Gross Notional Amounts
	Long Equity Swaps Contracts	Short Equity Swaps Contracts
Direxion Monthly NASDAQ-100® Bull 2X Fund	$322,451,670	$—
Direxion Monthly S&P 500® Bull 2X Fund	76,966,684	—
Direxion Monthly S&P 500® Bear 2X Fund	—	13,580,308
Direxion Monthly Small Cap Bull 2X Fund	38,704,868	—
Direxion Monthly Small Cap Bear 2X Fund	—	29,427,518
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	41,613,255	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	19,027,728
Direxion Dynamic HY Bond Fund	7,959,439	—
Direxion Monthly China Bull 2X Fund	9,460,197	—
Direxion Monthly Emerging Markets Bull 2X Fund	34,164,908	—
Direxion Monthly Latin America Bull 2X Fund	30,225,482	—
Direxion Monthly Natural Resources Bull 2X Fund	19,867,802	—

The Funds, with the exception of the Direxion Dynamic HY Bond Fund, utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of 200% (or -200%) calendar month performance of their respective index.

7.  ADDITIONAL INFORMATION

On March 17, 2014, shares of the Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, and Direxion Monthly 7-10 Year Treasury Bear 2X Fund were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock splits have no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the reverse stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Monthly S&P 500® Bear 2X Fund	3/17/2014	1	:4	10.02	40.08	539,892	134,973
Direxion Monthly Small Cap Bear 2X Fund	3/17/2014	1	:13	3.04	39.52	4,171,887	320,914
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	3/17/2014	1	:7	5.67	39.69	1,810,741	258,677

On March 17, 2014, shares of the Direxion Monthly NASDAQ-100® Bull 2X Fund and Direxion Monthly Small Cap Bull 2X Fund were adjusted to reflect a stock split. The effect of the stock split was to increase the number of shares outstanding and decrease the net asset value. The stock splits have no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Monthly NASDAQ-100® Bull 2X Fund	3/17/2014	5	:1	203.23	40.65	1,435,149	7,175,743
Direxion Monthly Small Cap Bull 2X Fund	3/17/2014	2	:1	95.34	47.67	259,333	518,666

8.  SUBSEQUENT EVENTS

The Funds follow authoritative standards for accounting for and disclosure of events that occur after the Statements of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Funds have evaluated subsequent events through the issuance of the Funds' financial statements and have determined there is no impact to the Funds' financial statements.

DIREXION ANNUAL REPORT

Direxion Funds

Report of Independent Registered Public Accounting Firm

August 31, 2014

The Board of Trustees and Shareholders of Direxion Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Direxion Funds (comprising, respectively, the Direxion Monthly NASDAQ 100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, Direxion Dynamic HY Bond Fund, Direxion Monthly China Bull 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly Latin America Bull 2X Fund, and Direxion Monthly Natural Resources Bull 2X Fund (formerly known as Direxion Monthly Commodity Bull 2X Fund) portfolios) as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios noted above constituting the Direxion Funds at August 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 28, 2014

DIREXION ANNUAL REPORT

Direxion Funds

Supplemental Information

For the year ended August 31, 2014, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of dividends declared from ordinary income designated as qualified income was 0.00% for the Direxion Monthly S&P 500® Bull 2X Fund, the Direxion Monthly Small Cap Bull 2X Fund, and the Direxion Dynamic HY Bond Fund.

For corporate shareholders, the amount of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2014 was 0.00% for the Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, and the Direxion Dynamic HY Bond Fund.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approvals (Unaudited)

August 31, 2014

Provided below is a summary of certain of the factors the Board considered at its August 13, 2014 Board meeting in renewing, as applicable: (1) the Advisory Agreement between Rafferty Asset Management ("Rafferty") and the Direxion Funds (the "Direxion Trust"), on behalf of the Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly China Bull 2X Fund, Direxion Monthly Latin America Bull 2X Fund, Direxion Monthly Natural Resources Bull 2X Fund (formerly Direxion Monthly Commodity Bull Fund), Direxion Monthly 7-10 Year Treasury Bull 2X Fund (formerly Direxion Monthly 10 Year Note Bull 2X Fund), Direxion Monthly 7-10 Year Treasury Bear 2X Fund (formerly Direxion Monthly 10 Year Note Bear 2X Fund) and the Direxion Dynamic HY Bond Fund, each a series of the Direxion Trust.

Each series of the Direxion Trust is referred to herein as a "Fund" and collectively as the "Funds." The Funds directly managed by Rafferty using a leveraged strategy are referred to as the "Leveraged Index Funds." The Fund directly managed by Rafferty other than the Leveraged Index Funds is referred to as the "Non-Leveraged Fund."

The Board did not identify any particular information that was most relevant to its consideration to approve each Advisory (each an "Agreement" and collectively, the "Agreements") and each Trustee may have afforded different weight to the various factors. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise, and that the Independent Board members had met separately on August 6, 2014, to consider these specific contract renewals. In considering whether to renew the Agreements, the Board considered each Fund's individual investment advisory relationship and the best interests of each Fund separately.

In each instance, the Board considered, among others, the following factors: (1) the nature, extent, and quality of the services provided; (2) the investment performance of the Fund; (3) the profitability of the advisory business to Rafferty; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty and with other clients (such as pension funds and other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by Rafferty or a subadviser from its relationship with the Funds.

Nature, Extent and Quality of Services Provided. The Board reviewed the nature, extent and quality of the services provided or to be provided under the Advisory Agreements by Rafferty. The Board noted that Rafferty has provided services to the Direxion Trust since its inception and has developed an expertise in managing the Direxion Funds, particularly those using a leveraged strategy. The Board also noted that Rafferty trades efficiently with low commission schedules, which helps improve performance results. The Board considered Rafferty's representation that it has the financial resources and appropriate staffing to manage the Funds and meet its expense reimbursement obligations, if any. The Board also considered that reports from Rafferty's Chief Compliance Officer have been provided to the Board at its regularly scheduled quarterly Board meetings, and the Board expects to continue receiving such reports. The Board considered that Rafferty oversees all aspects of the operation of the Funds, including oversight of the Funds' service providers and subadviser.

Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Funds under the Agreements were fair and reasonable.

Performance of the Funds. TThe Board considered relative performance information for each Fund. The Board utilized performance reports provided to the Board in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year, for the Leveraged Index Funds and the Non-Leveraged Fund. In addition, the Board evaluated the performance of the Leveraged Index Funds relative to performance models for the monthly, year-to-date and since-inception periods ended June 30, 2014, as applicable. The Board also evaluated the performance of the Non-Leveraged Fund: (1) its benchmark index for year-to-date, one-year, three-year, five-year, ten-year and since inception periods ended June 30, 2014, as applicable; and (2) the average performance of the relevant Morningstar peer fund universe ("Morningstar Peer Group") for monthly, annual and since inception periods ended June 30, 2014.

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approvals (Unaudited)

August 31, 2014

Leveraged Index Funds:

The Board considered Rafferty's explanation that the Leveraged Index Funds' performance is more appropriately compared to returns generated by an investment model that takes into account the leverage and compounding investment strategy of the Leveraged Index Funds than to market indices. The Board also considered aspects of Rafferty's representation that it had determined to obtain the Morningstar analyses only for the Non-Leveraged Fund, and noted that since there are very few leveraged index funds, Rafferty generally includes exchange-traded notes in the peer group of comparable funds for the Leveraged Index Funds.

The Board noted Rafferty's explanation that the performance of a Leveraged Index Fund and its model performance typically will differ materially from the performance of the Fund's benchmark index because the benchmark index's performance does not reflect the effects of a leveraged investment strategy or the impact of compounding on a Fund's monthly performance. In addition, the Board noted Rafferty's representation that any underperforming Leveraged Index Funds generally underperformed their models due to a combination of factors (as discussed below, collectively, the "Factors"), most notably: (1) that a Leveraged Index Fund's performance will be adversely affected by fund expenses and cash flows into and out of the Fund, which are not factors that impact the performance of the Funds' models and benchmark indices; (2) tracking differences between the securities held by certain of the Leveraged Index Funds, including swap contracts or other investment companies, and the securities included in their benchmark indices; and (3) price deviations between the time during a trading day when Rafferty rebalanced the Leveraged Index Funds' portfolios and the close of the markets. The Board noted that the Funds' models are not affected by these price deviations.

With respect to the Leveraged Index Funds, the Board considered that each Fund underperformed its model for the all periods ended June 30, 2014. The Board noted Rafferty's representation that each Fund underperformed its model primarily due to the previously discussed Factors. The Board concluded that each Fund's underperformance was within a reasonable range in light of such Factors.

Non-Leveraged Funds:

With respect to the Dynamic HY Bond Fund (the "Dynamic Fund"), the Board considered the performance of the Fund's Morningstar Peer Group. The Board also considered that as of June 30, 2014, the Fund outperformed the average of its relevant Morningstar Peer Group for the year-to-date and one-year periods, but underperformed for the three-year and five-year periods. The Board noted that, as of September 2013, the Board approved a change in the Dynamic Fund's investment strategy to allow the Dynamic Fund to take positions in derivative instruments in order to create leverage of up to 120% of the value of the Fund's assets.

Costs of Services Provided to the Funds and Profits Realized. With respect to the overall fairness of the Agreements, the Board considered the investment advisory fees paid to Rafferty given the services provided and the costs of such services, as compared to a peer group of broadly comparable funds. The Board also considered advisory fees charged by, and total expense ratios of, comparable fund groups. The Board also considered the total expense ratios to those of other funds in a Fund's Morningstar expense group ("Morningstar Expense Group").

The Board considered that Rafferty contractually agreed to limit the total expenses (subject to certain exclusions) for the most recent and upcoming fiscal years for each Fund utilizing an Operating Services Fee. Under the Operating Services Agreement, Rafferty contractually agreed to pay certain expenses of each Fund.

The Board also considered the overall profitability of Rafferty's investment business, and the profitability realized by Rafferty on a Fund-by-Fund basis.

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approvals (Unaudited)

August 31, 2014

Leveraged Index Funds:

In considering the expenses of comparable fund groups, the Board considered aspects of Rafferty's representation that it had determined to obtain the Morningstar Expense Group analyses only for the Non-Leveraged Funds. The Board took note of Rafferty's explanation of the difficulty of comparing the Leveraged Index Funds to other peer group funds. The Board considered that since there are very few leveraged index funds, Rafferty generally includes exchange-traded notes in the peer group of comparable funds for the Leveraged Index Funds. The Board considered that the Funds' total expense ratios are generally lower than, or equal to, those of their competitors, and the Funds' advisory fees for those Leveraged Index Funds that provide 200% (or 200% of the inverse) exposure to their benchmarks, are generally the same as, or lower than, the fees for those of their competitors.

Non-Leveraged Funds:

With respect to Dynamic Fund, the Board considered that the Fund's actual advisory fee rate and total expense ratio were both higher than the respective medians of the Fund's Morningstar Expense Group. The Board took into account, however, the Adviser's agreement to cap expenses of the Fund. The Board considered Rafferty's explanation that although the Fund's fees were higher than other funds in its Morningstar Expense Group, the Fund has certain differences than other high yield bond funds contained in its Morningstar Expense Group, because it is designed to be actively traded. Additionally, the Board considered that the Fund is the only leveraged high yield fund in its peer group, which may lead to higher expenses.

Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreements were fair and reasonable.

Economies of Scale. The Board also considered Rafferty's representation that it believes that asset levels at this time are not sufficient to achieve economies of scale and do not warrant the addition of breakpoints. Rafferty noted that it was continuing to work on its sales and marketing efforts to raise additional assets. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, any reduction in fee rates or addition of breakpoints were not necessary at this time.

Other Benefits. The Board considered any indirect or "fall-out" benefits that Rafferty or its affiliates may derive from their relationship to the Funds. Such benefits may include Rafferty's ability to leverage its investment management personnel or infrastructure to manage other accounts. The Board also considered that Rafferty's overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits to Rafferty were fair and reasonable.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreements for the Funds were fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreements.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 46	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Rafferty, 1999-present.	135	None.
Eric Falkeis(2) Age: 40	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly President Rafferty Asset Management, LLC, March 2013-April 2014; formerly, Senior Vice President, USBFS, September 2007-March 2013; Chief Financial Officer, USBFS, April 2006-March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	135	Trustee, Professionally Managed Portfolios (45 Funds)

Non-Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years

Gerald E. Shanley III Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	135	None.

(1)  Mr. O'Neill is affiliated with Rafferty. Mr. O'Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)  Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Funds which, as of the date of this report, offers for sale to the public 16 portfolios, the Direxion Insurance Trust which, as of the date of this report, offers for sale 3 of the 8 funds registered with the SEC and the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 55 of the 111 funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years

John Weisser Age: 73	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	135
					Director, The MainStay Funds Trust (35 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (29 Funds), Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisors Alternative Strategy Fund (1 Fund); Private Advisors Alternative Strategies Master Fund (1 Fund).
David L. Driscoll Age: 44	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	135	None.
Jacob C. Gaffey Age: 66	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2013; Partner, Bay Capital Advisors, LLC 2008-2012.	135	Director, Costa, Inc. (formerly A.T. Cross, Inc.).

(1)  The Direxion Family of Investment Companies consists of the Direxion Funds which, as of the date of this report, offers for sale to the public 16 portfolios, the Direxion Insurance Trust which, as of the date of this report, offers for sale 3 of the 8 funds registered with the SEC and the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 55 of the 111 funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 35th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years

Daniel D. O'Neill(1) Age: 46	Chief Executive Officer and Chief Investment Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	135	N/A
Eric Falkeis(2) Age: 40	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly President Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	135	Trustee, Professionally Managed Portfolios (45 Funds)
Patrick J. Rudnick Age: 41	Principal Financial Officer and Assistant Secretary	One Year; Since 2010
			Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS (2006-2013); formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(2)  Mr. Falkeis serves as a Trustee of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(3)  The Direxion Family of Investment Companies consists of the Direxion Funds which, as of the date of this report, offers for sale to the public 16 portfolios, the Direxion Insurance Trust which, as of the date of this report, offers for sale 3 of the 8 funds registered with the SEC and the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 55 of the 111 funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years

Angela Brickl Age: 38	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011
			General Counsel and Chief Compliance Officer, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – August 2009; Summer Associate at Foley & Lardner, LLP May – August 2008; Vice President USBFS November 2003 – August 2007.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Funds which, as of the date of this report, offers for sale to the public 16 portfolios, the Direxion Insurance Trust which, as of the date of this report, offers for sale to the public 3 of the 8 funds registered with the SEC and the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 55 of the 111 funds registered with the SEC.

DIREXION ANNUAL REPORT

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PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

ANNUAL REPORT AUGUST 31, 2014

1301 Avenue of the Americas (6th Ave.), 35th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 35th Floor
New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Distributor

Rafferty Capital Markets, LLC
1010 Franklin Ave., 3rd Floor
Garden City, NY 11530

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

The Trust files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including assessment of ASC 740 for the Funds and additional tax research. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.  The table presents aggregate fees billed to the registrant and reflected in the financial statements of the report to shareholders.

	FYE 8/31/2014	FYE 8/31/2013
Audit Fees	$292,500	$305,200
Audit-Related Fees	—	—
Tax Fees	$77,745	$97,200
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2014	FYE 8/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last  year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2014	FYE 8/31/2013
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Funds

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	11/3/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	11/3/14

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	11/3/14